                 LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND
             LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND
              LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND
                      LAUDUS ROSENBERG U.S. DISCOVERY FUND
                            (Closed to new investors)
                 LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
                            (Closed to new investors)
                   LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND
            LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
                         (Closed effective May 31, 2007)
                  LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND
                 LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
                             LONG/SHORT EQUITY FUND
                 LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND
                  LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                  JULY 31, 2007

                           AS AMENDED FEBRUARY 8, 2008

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated July 31, 2007 of the Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg U.S. Discovery Fund (closed to new investors), Laudus Rosenberg U.S. Small Capitalization Fund (closed to new investors), Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund (closed effective May 31, 2007), Laudus Rosenberg International Discovery Fund, Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Laudus Rosenberg Global Long/Short Equity Fund, and Laudus Rosenberg Value Long/Short Equity Fund (each a "Fund" and, collectively, the "Funds"), as amended or supplemented from time to time (the "Prospectus") and should be read in conjunction therewith. A copy of the Prospectus may be obtained from the Laudus Trust (the "Trust"), P. O. Box 8032, Boston, Massachusetts 02266.

     The Report of the Independent Registered Public Accounting Firm and financial statements of the Funds included in the Trust's Annual Report for the period ended March 31, 2007 (the "Annual Report") are incorporated herein by reference to such Annual Report. A copy of the Trust's Annual Report is available without charge upon request. You can get a copy of the Annual Report by contacting the Funds at: 1.866.452.8387 (for Institutional Shares),
1.800.447.3332 (for Investor and Adviser Shares) or 1.866.452.8387 (for Registered Investment Professionals).

                                                                     REG38789-02


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                                TABLE OF CONTENTS

                                                                            PAGE


INVESTMENT OBJECTIVES AND POLICIES.........................................    i

PORTFOLIO TURNOVER.........................................................    8

INVESTMENT RESTRICTIONS....................................................   10

INCOME, DIVIDENDS, DISTRIBUTIONS AND TAX STATUS............................   12

MANAGEMENT OF THE FUNDS...................................................    15

INVESTMENT ADVISORY AND OTHER SERVICES....................................    24

PORTFOLIO TRANSACTIONS....................................................    44

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES..........................    47

DISCLOSURE OF PORTFOLIO SECURITIES INFORMATION............................    58

DETERMINATION OF NET ASSET VALUE..........................................    59

PURCHASE AND REDEMPTION OF SHARES.........................................    60

FINANCIAL STATEMENTS......................................................    60

APPENDIX A - DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES............   A-1


                       INVESTMENT OBJECTIVES AND POLICIES

         The investment objective and policies of each of the Funds of the Trust are described in the Prospectus under the headings "Investment Objectives, Principal Investment Strategies and Summary of Principal Risks" and "Principal Risks."

         The Funds have the flexibility to invest, within limits, in a variety of instruments designed to enhance their investment capabilities. The following is an additional description of certain investments of the Funds.

         Certain Holdings of the Funds (All Funds). To meet redemption requests or for investment purposes, each of the Funds may temporarily hold a portion of its assets in full faith and credit obligations of the United States Government (e.g., U.S. Treasury Bills) and in short-term notes, commercial paper or other money market instruments of high quality (specifically, rated at least "A-2" or "AA" by Standard & Poor's ("S&P") or Prime 2 or "Aa" by Moody's Investors Service, Inc. ("Moody's")) issued by companies having an outstanding debt issue rated at least "AA" by S&P or at least "Aa" by Moody's, or determined to be of comparable quality to any of the foregoing.

         In connection with these holdings, each of the Funds may be subject to interest rate risk and credit risk. Interest rate risk is the risk that changes in interest rates will adversely affect the value of a Fund's debt securities. Debt securities constitute obligations of an issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of such securities to decline. Even the highest quality debt securities, including U.S. Government securities, are subject to interest rate risk.

         Credit risk is the risk that the issuer or the guarantor of a debt security will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. As noted above, however, the Funds will hold debt securities only of issuers with high credit ratings.

         Index Futures (All Funds). An index futures contract (an "Index Future") is a contract to buy or sell an integral number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value of the relevant index at a given time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index Future. Index Futures can be traded through all major commodity brokers. A Fund will ordinarily be able to close open positions on the United States futures exchange on which Index Futures are then traded at any time up to and including the expiration day. An option on an Index Future gives the purchaser the right, in return for the premium paid, to assume a long or a short position in an Index Future. A Fund will realize a loss if the value of an Index Future declines between the time the Fund purchases it and the time it sells it and may realize a gain if the value of the Index Future rises between such dates.

         In connection with a Fund's investment in common stocks, each Fund may invest in Index Futures while AXA Rosenberg Investment Management LLC ("AXA Rosenberg") seeks favorable terms from brokers to effect transactions in common stocks selected for purchase. A Fund may also invest in Index Futures when AXA Rosenberg believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the Fund, pending investment in such stocks when they do become available. Through the use of Index Futures, a Fund may maintain a portfolio with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit a Fund to avoid potential market and liquidity issues. A Fund may also use Index Futures in order to hedge its equity positions.

         In contrast to purchases of a common stock, no price is paid or received by a Fund upon the purchase of a futures contract. Upon entering into a futures contract, a Fund will be required to deposit with its custodian in a segregated account in the name of the futures broker a specified amount of cash or securities. This is known by participants in the market as "initial margin." The type of instruments that may be deposited as initial margin, and the required amount of initial margin, are determined by the futures exchange on which the Index Futures are traded. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker, will be made on a daily basis as the price of the particular index fluctuates, making the position in the futures contract more or less valuable, a process known as "marking to the market."

         A Fund may close out a futures contract purchase by entering into a futures contract sale. This will operate to terminate the Fund's position in the futures contract. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

         The price of Index Futures may not correlate perfectly with movement in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and the futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, with respect to the Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, the Laudus Rosenberg International Discovery Fund and the Laudus Rosenberg Global Long/Short Equity Fund, trading hours for Index Futures may not correspond perfectly to hours of trading on the Tokyo Stock Exchange. This may result in a disparity between the price of Index Futures and the value of the underlying index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

         A Fund's use of Index Futures involves other risks. Positions in Index Futures may be closed out by a Fund only on the futures exchanges on which the Index Futures are then traded. There can be no assurance that a liquid market will exist for any particular contract at any particular time. The liquidity of the market in futures contracts could be adversely affected by "daily price fluctuation limits" established by the relevant futures exchange which limit the amount of fluctuation in the price of an Index Futures contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit. In such events, it may not be possible for a Fund to close its futures contract purchase, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.

         Further, the ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. There is no assurance that a liquid secondary market will exist for any particular option or at any particular time.

         A Fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Future Trading Commission ("CFTC") licenses and regulates or foreign exchanges. Consistent with CFTC regulations, the Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. In addition to margin deposits, when a Fund purchases an Index Future, it may segregate cash, U.S. Government securities or other high grade liquid securities with its Custodian in an amount which, together with the initial margin deposit on the futures contract, is equal to the current value of the futures contract.

         Foreign Currency Transactions. The Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg International Discovery Fund and the Laudus Rosenberg Global Long/Short Equity Fund (collectively, the "International Equity Portfolios") do not currently intend to hedge the foreign currency risk associated with investments in securities denominated in foreign currencies. However, the Funds reserve the right to buy or sell foreign currencies or to deal in forward foreign currency contracts (that is, to agree to buy or sell a specified currency at a specified price and future date) to hedge against possible variations in foreign exchange rates pending the settlement of securities transactions. The Funds also reserve the right to purchase currency futures contracts and related options thereon for similar purposes. By entering into a futures or forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. Dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received. For example, if AXA Rosenberg anticipates that the value of the yen will rise relative to the U.S. dollar, a Fund could purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against a currency-related increase in the price of yen-denominated securities such Fund intends to purchase. If AXA Rosenberg anticipates a fall in the value of the yen relative to the dollar, a Fund could sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If the International Equity Portfolios change their present intention and decide to utilize hedging strategies, futures contracts and related options will be used only as a hedge against anticipated currency rate changes (not for investment purposes) and all options on currency futures written by a Fund will be covered. These practices, if utilized, may present risks different from, or in addition to, the risks associated with investments in foreign currencies.

         Currency Forward Contracts (The International Equity Portfolios). A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts traded in the interbank market are negotiated directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         Currency Futures Transactions (The International Equity Portfolios). A currency futures contract sale creates an obligation by the seller to deliver the amount of currency called for in the contract in a specified delivery month for a stated price. A currency futures contract purchase creates an obligation by the purchaser to take delivery of the underlying amount of currency in a specified delivery month at a stated price. Futures contracts are traded only on commodity exchanges -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

         Although futures contracts by their terms call for actual delivery or acceptance, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

         The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or U.S. Treasury bills generally not exceeding 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

         Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a currency futures contract.

         The ability to establish and close out positions on options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

         The Funds will write (sell) only covered put and call options on currency futures. This means that a Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. Set forth below is a description of methods of providing cover that the Funds currently expect to employ, subject to applicable exchange and regulatory requirements. If other methods of providing appropriate cover are developed, a Fund reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements.

         A Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on currency futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by the Fund in cash, U.S. Government securities, or other high-grade liquid debt obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, the Fund will so segregate an amount of cash, U.S. Government securities, or other high-grade liquid debt obligations equal in value to the difference. Alternatively, a Fund may cover the call option through segregating with its custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by the Fund.

         In the case of put options on currency futures written by a Fund, the Fund will hold the aggregate exercise price in cash, U.S. Government securities, or other high-grade liquid debt obligations in a segregated account with its custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the put written and the market value of the puts purchased or the currency futures sold maintained by the Fund in cash, U.S. Government securities, or other high-grade liquid debt obligations in a segregated account with its custodian. If at the close of business on any day the market value of the put options purchased or the currency futures sold by a Fund falls below 100% of the market value of the put options written by the Fund, the Fund will so segregate an amount of cash, U.S. Government securities, or other high-grade liquid debt obligations equal in value to the difference.

         A Fund may not enter into currency futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for premiums for unexpired options on currency futures contracts exceeds 5% of the market value of the Fund's total assets.

         Limitations on the Use of Currency Futures Contracts (The International Equity Portfolios). A Fund's ability to engage in the currency futures transactions described above will depend on the availability of liquid markets in such instruments. Markets in currency futures are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of currency futures. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in such transactions may be limited by tax considerations.

         Risk Factors in Currency Futures Transactions (The International Equity Portfolios). Investment in currency futures contracts involves risk. Some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the currency being hedged. The hedge will not be fully effective where there is such an imperfect correlation. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged currency if the volatility of the hedged currency is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged currency is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

         The successful use of transactions in futures and related options also depends on the ability of AXA Rosenberg to forecast correctly the direction and extent of exchange rate and stock price movements within a given time frame. It is impossible to forecast precisely what the market value of securities a Fund anticipates buying will be at the expiration or maturity of a currency forward or futures contract. Accordingly, in cases where a Fund seeks to protect against an increase in value of the currency in which the securities are denominated through a foreign currency transaction, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such currency purchase) if the market value of the securities to be purchased is less than the amount of foreign currency the Fund contracted to purchase. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the value of the securities purchased. When a Fund purchases forward or futures contracts (or options thereon) to hedge against a possible increase in the price of the currency in which the securities the Fund anticipates purchasing are denominated, it is possible that the market may instead decline. If a Fund does not then invest in such securities because of concern as to possible further market decline or for other reasons, the Fund may realize a loss on the forward or futures contract that is not offset by a reduction in the price of the securities purchased. As a result, a Fund's total return for such period may be less than if it had not engaged in the forward or futures transaction.

         Foreign currency transactions that are intended to hedge the value of securities a Fund contemplates purchasing do not eliminate fluctuations in the underlying prices of those securities. Rather, such currency transactions simply establish a rate of exchange which can be used at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a change in the value of the currency involved, they tend to limit any potential gain that might result from the increase in the value of such currency.

         The amount of risk a Fund assumes when it purchases an option on a currency futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

         The liquidity of a secondary market in a currency futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days.

         A Fund's ability to engage in currency forward and futures transactions may be limited by tax considerations.

         Short Sales. The Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, the Laudus Rosenberg Global Long/Short Equity Fund and the Laudus Rosenberg Value Long/Short Equity Fund (collectively, the "Long/Short Funds") will seek to realize additional gains through short sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the value of that security relative to the long positions held by the Fund. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

         A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price.

         Repurchase Agreements (All Funds). Each Fund may enter into repurchase agreements, by which a Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash. Although the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government, and there is a risk that the seller may fail to repurchase the underlying security. There is a risk, therefore, that the seller will fail to honor its repurchase obligation. In such event, the relevant Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including
(a) possible declines in the value of the underlying security during the period while a Fund seeks to enforce its rights thereto, and (b) inability to enforce rights and the expenses involved in attempted enforcement.

         Loans of Portfolio Securities (All Funds). Each Fund may lend some or all of its portfolio securities to broker-dealers. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government securities at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. When the collateral is cash, the Fund may invest the cash collateral in interest-bearing, short-term securities. When the collateral is U.S. Government securities, the Fund usually receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund may also call loans in order to sell the securities involved. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by Charles Schwab Investment Management, Inc. ("CSIM" or the "Adviser") to be of relatively high credit standing.

         Illiquid Securities (All Funds). Each Fund may invest in "illiquid securities," defined as securities which cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued such securities, so long as no more than 15% of the Fund's net assets would be invested in such illiquid securities after giving effect to the purchase. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, the Fund may be forced to sell them at a discount from the last offer price.

         Foreign Investments by the Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, and Laudus Rosenberg Value Long/Short Equity Fund. Although they invest primarily in securities principally traded in U.S. markets, these Funds may occasionally invest in and, in the case of the Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, and Laudus Rosenberg Value Long/Short Equity Fund, engage in short sales with respect to stocks of foreign companies that trade on U.S. markets. Investments in securities of foreign issuers involve certain risks that are less significant for investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including currency blockage). A Fund may be unable to obtain and enforce judgments against foreign entities, and issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. Also, the securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies.

         American Depository Receipts (All Funds). Each Fund may invest in American Depository Receipts, or ADRs, which are U.S. dollar-denominated securities for foreign companies that are traded in the United States on exchanges or over-the-counter and are issued by domestic banks or trust companies and for which market quotations are readily available. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Fund can avoid currency risks which might occur during the settlement period for either purchases or sales. Each Fund may purchase foreign securities directly, as well as through ADRs.

         Exchange-Traded Funds (All Funds). Pursuant to an exemptive order issued by the Securities and Exchange Commission (the "SEC") to iShares and procedures approved by the Funds' Board of Trustees, each Fund may invest in iShares not to exceed 25% of the Fund's total assets, provided that the Fund has described exchange-traded fund investments in its Prospectus and otherwise complies with the conditions of the exemptive order and any other applicable investment limitations.

         Notice For Changes In Certain Investment Policies. Each of the Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg International Discovery Fund, Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Laudus Rosenberg Global Long/Short Equity Fund, and Laudus Rosenberg Value Long/Short Equity Fund will give 60 days' notice to its shareholders prior to altering its respective policy to invest, under normal circumstances, 80% of its assets in U.S. Large Capitalization Companies, U.S. Large Capitalization Companies, U.S. Large Capitalization Companies, U.S. Small/Mid Capitalization Companies, U.S. Small Capitalization Companies, securities of large foreign companies, International Small Capitalization Companies, equity securities in developed international and emerging markets, U.S. large and mid capitalization equity securities, equity securities and equity securities, respectively. For these purposes, "assets" means the respective Fund's net assets, plus the amount of any borrowings for investment purposes.

         Notice on Shareholder Approval. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of each of the Funds may be changed without shareholder approval.

                               PORTFOLIO TURNOVER

A change in securities held by a Fund is known as "portfolio turnover" and almost always involves the payment by a Fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Portfolio turnover is not a limiting factor with respect to investment decisions. Portfolio turnover of the past two fiscal years for each fund was as follows:

Fund                                              2007                    2006
--------------------------------------------------------------------------------
Laudus Rosenberg U.S. Large
Capitalization Fund                              144.21%                 144.32%
--------------------------------------------------------------------------------
Laudus Rosenberg U.S. Large
Capitalization Growth Fund                        70.73%                  78.70%
--------------------------------------------------------------------------------
Laudus Rosenberg U.S. Large
Capitalization Value Fund                        107.77%                 81.30%*
--------------------------------------------------------------------------------
Laudus Rosenberg U.S. Discovery Fund              85.69%                  88.63%
--------------------------------------------------------------------------------
Laudus Rosenberg U.S. Small
Capitalization Fund                               76.00%                  69.26%
--------------------------------------------------------------------------------
Laudus Rosenberg International
Equity Fund                                       64.19%                  59.40%
--------------------------------------------------------------------------------
Laudus Rosenberg International Small
Capitalization Fund                               91.82%                 133.82%
--------------------------------------------------------------------------------
Laudus Rosenberg U.S. Large/Mid
Capitalization Long/Short Equity Fund            168.86%                 212.62%
--------------------------------------------------------------------------------
Laudus Rosenberg Global Long/Short
Equity Fund                                      233.95%                 178.43%
--------------------------------------------------------------------------------
Laudus Rosenberg Value Long/Short
Equity Fund                                      139.74%                 121.80%
--------------------------------------------------------------------------------
Laudus Rosenberg International
Discovery Fund                                   105.81%**                  N/A
--------------------------------------------------------------------------------

* From commencement of the Laudus Rosenberg U.S. Large Capitalization Value Fund's operations, May 2, 2005, to the period ended March 31, 2006.

**From commencement of the Laudus Rosenberg International Discovery Fund's operations, May 31, 2006, to the period ended March 31, 2007.


         As disclosed in the Prospectus, high portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, and could involve realization of capital gains that would be taxable when distributed to shareholders of a Fund. To the extent that portfolio turnover results in the realization of net short-term capital gains, such gains are ordinarily taxed to shareholders at ordinary income tax rates.


                             INVESTMENT RESTRICTIONS

     Without a vote of the majority of the outstanding voting securities of a Fund, the Trust will not take any of the following actions with respect to such
Fund:

     (1) Borrow money in excess of 10% (33 1/3% for the Laudus Rosenberg U.S. Large Capitalization Value Fund) of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes or for payments of variation margin. Such borrowings will be repaid before any additional investments are purchased. Short sales and related borrowings of securities are not subject to this restriction.

          In the case of the Laudus Rosenberg International Discovery Fund, it will not borrow money, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% (33 1/3% for the Laudus Rosenberg U.S. Large Capitalization Value Fund) of the Fund's total assets (taken at cost) and then only to secure borrowings permitted by Restriction 1 above. (For the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. Collateral arrangements with respect to swaps and other derivatives are also not deemed to be a pledge or other encumbrance of assets.)

          In the case of the Laudus Rosenberg International Discovery Fund, it will not pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.

     (3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

     (4) Make short sales of securities or maintain a short position if, when added together, more than 100% of the value of a Fund's net assets would be
     (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales "against the box" are not subject to this limitation.

     (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

     (6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

     (7) Concentrate more than 25% of the value of its total assets in any one industry.

     (8) Invest in securities of other investment companies, except to the extent permitted by the 1940 Act, or by an exemptive order issued by the SEC.

     (9) Purchase or sell commodities or commodity contracts except that each of the Funds may purchase and sell stock index and other financial futures contracts and options thereon.

     (10) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Funds' portfolio securities.

     (11) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (2) above; any borrowing permitted by restriction (1) above; short sales permitted by restriction
     (4) above; any collateral arrangements with respect to short sales, swaps, options, futures contracts and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, futures contracts or options on futures contracts.)

     (12) With respect to 75% of its total assets, invest in a security if, as a result of such investment, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     Notwithstanding the latitude permitted by Restriction 9 above, the Funds have no current intention of purchasing interest rate futures.

     In addition, it is a fundamental policy of the Laudus Rosenberg U.S. Small Capitalization Fund, which may not be changed without shareholder approval, that at least 65% of the Fund's total assets will be invested in U.S. Small Capitalization Companies.

     It is contrary to the present policy of each of the Funds, which may be changed by the Trustees of the Trust without shareholder approval, to:

          (a) Invest in warrants or rights (other than warrants or rights acquired by a Fund as a part of a unit or attached to securities at the time of purchase).

          (b) Write, purchase or sell options on particular securities (as opposed to market indices).

          (c) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

          (d) Make investments for the purpose of exercising control of a company's management.

          (e) Invest in (a) securities which at the time of investment are not readily marketable and (b) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in such securities.

     Unless otherwise indicated, all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Regardless of such policy, if any Fund borrows an amount such that the asset coverage of its borrowing is less than 300%, then, within three days (not including Sundays and holidays) or such longer period as the SEC may prescribe through rules and regulations, such Fund will reduce the amount of its borrowings so that asset coverage is at least 300%.

     The phrase "shareholder approval," as used in the Prospectus and herein, and the phrase "vote of a majority of the outstanding voting securities," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund or the Trust, as the case may be, or (2) 67% or more of the shares of a Fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                 INCOME, DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     This discussion of federal income tax consequences is based on Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transaction contemplated herein.

     The tax status of the Funds and the distributions which they may make are summarized in the Prospectus under the headings "Distributions" and "Taxes." Each Fund intends to qualify each year as a regulated investment company ("RIC") under the Code. In order to qualify as a RIC and to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs or other securities limited generally with respect to any one issuer to a value not more than 5% of the value of the total assets of such Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, of two or more issuers of which the Fund owns at least 20% of the voting power of each issuer and that are engaged in the same, similar, or related businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To the extent a Fund qualifies for treatment as a RIC, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

     If a Fund fails to qualify as a RIC accorded special tax treatment in any taxable year, the Fund will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Subject to certain limitations, such distributions should qualify for the dividends received deduction for corporate shareholders and for the lower tax rates applicable to qualified dividend income for individual shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

     In order to avoid an excise tax imposed on certain underdistributed amounts, a Fund must distribute prior to each calendar year end without regard to the Fund's fiscal year end (i) 98% of the Fund's ordinary income, (ii) 98% of the Fund's capital gain net income, if any, realized in the one-year period ending on October 31 (or later if the Fund is permitted and so elects), and
(iii) 100% of any undistributed income from prior years. A dividend paid to shareholders by a Fund in January of a year is generally deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

     Each International Equity Portfolio may be subject to foreign withholding taxes on income and gains derived from foreign investments. Such taxes would reduce the yield on such Funds' investments, but, as discussed in such Funds' Prospectus, may in some situations be taken as either a deduction or a credit by U.S. shareholders. Investment by each Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on distributions received from, or on the sale of its investment in, such a company. Such a tax cannot be eliminated by making distributions to Fund shareholders. A Fund may avoid this tax by making an election to mark certain of such securities to the market annually. Alternatively, where it is in a position to do so, a Fund may elect to treat a passive foreign investment company as a "qualified electing fund," in which case different rules will apply, although the Funds generally do not expect to be in the position to make such elections.

     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. The dividends-received deduction for corporations will generally be available to corporate shareholders with respect to their receipt of a Fund's dividends from investment income to the extent derived from dividends received by the Fund from domestic corporations, provided the Fund and the shareholder each meet the relevant holding period requirements.

     For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date),
(2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States), or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

     If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss. In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares.

     Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or in the form of additional shares of the Fund to which the distribution relates. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

     Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2010.

     Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

     Certain tax-exempt organizations or entities may not be subject to federal income tax on dividends or distributions from a Fund. Each organization or entity should review its own circumstances and the federal tax treatment of its income.

     Under current law, each Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number, who has underreported income in the past or fails to provide certain certifications. However, the general back up withholding rules set forth above will not apply to a shareholder so long as the shareholder furnishes a Fund with the appropriate certification required by the Internal Revenue Service. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding rate reductions will be 31% for amounts paid after December 31, 2010.

     In order for a foreign investor to qualify for exemption from (or reduced rates for) back up withholding tax under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisers in this regard.

     To the extent such investments are permissible for a particular Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and certain foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

     Certain transactions effectively insulating a Fund from substantially all risk of loss and all opportunity for gain in an appreciated financial position are treated as constructive sales of those positions for federal income tax purposes. Short sales, swap contracts, and forward or futures contracts to sell the appreciated position, or one or more other transactions that have substantially the same effect as those transactions as determined under regulations, are treated as "constructive sales" for this purpose. A Fund that owns an appreciated financial position that enters into such a transaction generally recognizes gain for tax purposes prior to the generation of cash by such activities, which may require the Fund to sell assets to meet its distribution requirement.

     THE TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO HIM OR HER OF AN INVESTMENT IN ANY OF THE FUNDS, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED, AND SHOULD NOT BE CONSIDERED, TO BE A SUBSTITUTE FOR CAREFUL TAX PLANNING.


                             MANAGEMENT OF THE FUNDS

     Portfolio Management. A team of personnel employed by AXA Rosenberg and an affiliated entity, the Barr Rosenberg Research Center LLC, is jointly and primarily responsible for monitoring the recommendations for all accounts that are generated by AXA Rosenberg's investment models and the day-to-day portfolio management operations of the Funds. Dr. William Ricks has overall responsibility for the implementation of AXA Rosenberg's investment strategies.

     Compensation. AXA Rosenberg compensates Dr. Ricks for his management of the Funds. His compensation consists of a fixed annual salary, a subjective annual bonus, as well as deferred compensation.

     AXA Rosenberg's investment professionals' total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including AXA Rosenberg's overall profitability. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Among the factors included in this annual assessment are: (i) contribution to business results and overall business strategy; (ii) success of marketing/business development efforts and client servicing; and (iii) the relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance). Furthermore, an investment professional's seniority/length of service with the firm and management and supervisory responsibilities are relevant to compensation decisions.

     Ownership of Fund Shares. As of the end of the Funds' most recently completed fiscal year, Dr. Ricks owned shares in the following Funds:

                                                                                 DOLLAR RANGE OF EQUITY
FUND                                                                             SECURITIES IN THE FUND
----                                                                             ----------------------
Laudus Rosenberg Large Capitalization Fund                                                           $0
Laudus Rosenberg Large Capitalization Growth Fund                                                    $0
Laudus Rosenberg Large Capitalization Value Fund                                                     $0
Laudus Rosenberg U.S. Discovery Fund                                                  $100,001-$500,000
Laudus Rosenberg U.S. Small Capitalization Fund                                       $100,001-$500,000
Laudus Rosenberg International Equity Fund                                                           $0
Laudus Rosenberg International Small Capitalization Fund                              $100,001-$600,000
Laudus Rosenberg International Discovery Fund                                                        $0
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund                                $0
Laudus Rosenberg Global Long/Short Fund                                                              $0
Laudus Rosenberg Value Long/Short Fund                                                               $0

     Other Accounts. As of March 31, 2007, in addition to the Funds, Dr. Ricks was responsible for the day-to-day management of certain other accounts, as follows:

                                                              OTHER POOLED INVESTMENT VEHICLES
                            REGISTERED INVESTMENT COMPANIES    (INCLUDES SEPARATE ACCOUNTS AND
                                 (INCLUDING THE FUNDS)                  HEDGE FUNDS)                      OTHER ACCOUNTS
                              NUMBER OF                          NUMBER OF                          NUMBER OF
                              ACCOUNTS        TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS       ACCOUNTS       TOTAL ASSETS
                              ---------     ---------------      ---------      ---------------     ---------     --------------
Other Accounts Managed
  by Dr. Ricks                      20       $5,470,428,939             13       $2,657,908,617           135      $22,402,717,123

Other Accounts Upon
Which a Performance-Based            8       $1,784,600,512              1          $13,428,127            33       $8,481,737,810
Advisory Fee is Calculated



     Conflicts of Interest. AXA Rosenberg recognizes that conflicts of interest are inherent in its business and accordingly has developed policies, procedures and disclosures that it believes are reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including funds, and allocating investment opportunities. Employees are subject to the above-mentioned policies and oversight to help ensure that all of its clients are treated fairly.

     Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities for more than one account (including the Funds), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager, the adviser or the subadviser has a greater financial incentive, such as a performance fee account. AXA Rosenberg believes it has adopted policies and procedures that are reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

     Dr. Ricks' management of "other accounts" may give rise to potential conflicts of interest in connection with his management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives to the Funds, or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Funds. AXA Rosenberg believes that its quantitative investment process and pro rata allocation of investment opportunities diminish the possibility of any conflict of interest resulting in unfair or inequitable allocation of investment opportunities among accounts. Additionally, AXA Rosenberg believes that it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.

      Knowledge of the Timing and Size of Fund Trades. As discussed above, AXA Rosenberg believes that its quantitative investment process and pro rata allocation of investment opportunities diminish the possibility of any conflict of interest resulting in unfair or inequitable allocation of investment opportunities among accounts. A potential conflict of interest may arise as a result of Dr. Ricks' access to information regarding the size, timing, and possible market impact of Fund trades. It is theoretically possible that he could use this information to the advantage of other accounts he manages and to the possible detriment of the Funds. However, AXA Rosenberg believes that its investment approach and policies and procedures are reasonably designed to allocate investment opportunities on a fair and equitable basis over time to prevent such actions.

      Investment Opportunities. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may arise as a result of Dr. Ricks' management of the Funds and other accounts which, in theory, may allow him to allocate investment opportunities in a way that favors other accounts over the Funds, especially where AXA Rosenberg receives, or expects to receive, greater compensation from its management of the other accounts than the Funds. It is AXA Rosenberg's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, AXA Rosenberg believes that it has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions.

      Laudus Trust. The Trustees oversee the general conduct of the Funds' business. Certain information concerning the Trustees is set forth below.



NAME, ADDRESS 1 AND YEAR                                      NUMBER OF
OF BIRTH; (TERM OF OFFICE                                   PORTFOLIOS IN
 AND LENGTH OF TIME           PRINCIPAL OCCUPATION(s)       FUND COMPLEX      OTHER DIRECTORSHIPS
    SERVED 2)                 DURING PAST FIVE YEARS          OVERSEEN          HELD BYTRUSTEE
--------------------------    --------------------------    -------------       ------------------
INDEPENDENT TRUSTEES:

Mariann Byerwalter 3         Chairman of JDN Corporate           72 4          BOARD 1 -- Director, Redwood Trust, Inc.
1960                              Advisory LLC.                                (mortgage finance).
(1/04-present)
                                                                               BOARD 2 -- Director, PMI Group, Inc.
                                                                               (mortgage insurance).


NAME, ADDRESS 1 AND YEAR                                             NUMBER OF
OF BIRTH; (TERM OF                                                 PORTFOLIOS IN
OFFICE AND LENGTH OF          PRINCIPAL OCCUPATION(s)              FUND COMPLEX               OTHER DIRECTORSHIPS
 TIME SERVED 2)                DURING PAST FIVE YEARS                OVERSEEN                   HELD BY TRUSTEE
------------------------     -------------------------            --------------             ---------------------
William A. Hasler 3          Dean Emeritus of the Haas School of       72 4            BOARD 1 -- Director, Mission West Properties
1941                         Business at the University of                             (commercial real estate).
(1/04-present)               California, Berkeley. Until February
                             2004, Co-Chief Executive Officer,                         BOARD 2 -- Director, TOUSA (home building).
                             Aphton Corporation
                             (bio-pharmaceuticals).                                    BOARD 3 -- Director, Stratex-Harris Networks
                                                                                       (network equipment).

                                                                                       BOARD 4 -- Director, Genitope Corp.
                                                                                       (bio-pharmaceuticals).

                                                                                       BOARD 5 -- Director & Non-Executive Chairman,
                                                                                       Solectron Corporation (manufacturing).

                                                                                       BOARD 6 - Director, Ditech Communications
                                                                                       Corporation (voice communications
                                                                                       technology).



Nils H. Hakansson 3          Sylvan C. Coleman Professor of Finance    11 5
1937                         and Accounting, Emeritus, Haas School
(3/90-present)               of Business, University of California,
                             Berkeley (since 2003). Sylvan C.
                             Coleman Professor of Finance and
                             Accounting, Haas School of Business,
                             University of California, Berkeley
                             (July 1977-January 2003).
INTERESTED TRUSTEES:

Randall W. Merk              Executive Vice President, Charles         72 4
1954                         Schwab & Co., Inc. (2002 -- present);
(6/06-present)6              President, Investment Management
                             Services, Charles Schwab & Co., Inc.
                             (2002 -- present); Director, Charles
                             Schwab Asset Management (Ireland)
                             Limited; Director, Charles Schwab Bank,
                             N.A. (since 2006). Prior to September
                             2002, President and Chief Investment
                             Officer, American Century Investment
                             Management, and Director,
                             American Century Companies, Inc.

----------
1 The mailing address of each of the Trustees is c/o Laudus Trust, 101
  Montgomery Street, San Francisco, CA 94104.

2 Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The Laudus Funds retirement policy requires that each Independent Trustee retire no later than December 31st of the year during which he or she reaches 72 years of age.

3 Member of the Audit Committee.

4 This number includes all registered investment companies included in the Fund
  Complex (Laudus Trust, Laudus Variable Insurance Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, and Schwab Capital Trust). As of June 30, 2007, the Schwab Mutual Fund Complex consisted of 72 funds.

5 This number includes all registered investment companies included in the Laudus Funds (Laudus Trust), each of which is part of the Fund Complex. As of June 30, 2007, the Laudus Funds, in the aggregate, consisted of 11 funds.

6 Mr. Merk is an interested Trustee because he owns stock of The Charles Schwab
  Corporation, the parent company of the adviser.

      At the September 28, 2006 meeting of the Board, the Board revised the Committee structure of the Board and adopted Committee charters with respect to each of those new Committees, as described below. At that time, and through July 1, 2007, the Laudus Funds Board of Trustees met jointly with the Excelsior Funds Board of Directors, an affiliated fund complex (until July 1, 2007). Messrs. Rodman L. Drake, Morrill Melton Hall, Jr., Jonathan Piel, and John D. Collins, Directors/Trustees of the Excelsior Funds and formerly Trustees of the Laudus Funds constituted a portion of each Committee's membership, as indicated below. As of July 31, 2007, all Laudus Trustees are members of each Committee and the Committee meetings, with the Audit & Compliance Committee excepted, are held jointly with the meeting of the Board.

      - The Audit and Compliance Committee (formerly the Audit Committee) has oversight responsibility for the integrity of the Company's financial reporting processes and compliance policies, procedures and processes, and for the Laudus Funds Complex's overall system of internal controls. The Audit and Compliance Committee is composed of at least two Independent Trustees. Currently, Ms. Byerwalter and Messrs. Hakansson and Hasler are members. Prior to July 1, 2007, the members of the Audit & Compliance Committee were Messrs. Collins, Hakansson, and Hasler. The charter directs that the Audit and Compliance Committee must meet four times annually, with additional meetings as the Audit and Compliance Committee deems appropriate. The Audit and Compliance Committee met three times during the fiscal year ended March 31, 2007. The former Audit Committee met once during the fiscal year ended March 31, 2007.

      - The primary purpose of the Governance Committee (formerly the Nominating Committee) is to review and make recommendations to the Board regarding Trust governance-related matters, including but not limited to Board compensation practices, retirement policies and term limits, Board self-evaluation, the effectiveness and allocation of assignments and functions by the Board, the composition of committees of the Board, and the training of Trustees. The Governance Committee is also responsible for selecting and nominating candidates to serve as trustees. There are no specific procedures in place to consider nominees recommended by shareholders, but such nominees would be considered if such nominations were submitted in accordance with Rule 14a-8 of the Securities

      Exchange Act of 1934 in conjunction with a shareholder meeting to consider the election of trustees. This Governance Committee is composed of at least two Trustees. Currently, Ms. Byerwalter and Messrs. Hakansson and Hasler are members. Prior to July 1, 2007, the members of the Governance Committee were Messrs. Hasler, Drake, and Collins. The charter directs that the Governance Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Governance Committee. The Governance Committee met three times during the fiscal year ended March 31, 2007.

      - The primary purpose of the Investment Oversight Committee is to oversee the investment activities of the Trust. This Committee is composed of at least two Trustees (at least two-thirds to be Independent Trustees). Currently, Ms. Byerwalter and Messrs. Hakansson and Hasler are members. Prior to July 1, 2007, the members of the Investment Oversight Committee were Ms. Byerwalter and Messrs. Hall, Hakansson, and Piel. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met three times, two of which meetings were held jointly with the Marketing, Distribution and Shareholder Servicing Committee, during the Trust's fiscal year ended March 31, 2007.

      - The primary purposes of the Marketing, Distribution and Shareholder Servicing Committee are to review matters relating to the marketing of the Funds' shares, to oversee the quality and cost of shareholder services provided to the Trust and its shareholders pursuant to the shareholder servicing and/or administrative services plans, and to oversee the Trust's distribution-related arrangements, including the distribution-related services provided to the Trust and its shareholders. This Committee is composed of at least two Trustees (at least two-thirds to be Independent Trustees). Currently, Ms. Byerwalter and Messrs. Hakansson and Hasler are members. Prior to July 1, 2007, the members of the Marketing, Distribution and Shareholder Servicing Committee were Ms. Byerwalter and Messrs. Hall and Piel. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met three times, two of which meetings were held jointly with the Investment Oversight Committee, during the Trust's fiscal year ended March 31, 2007.

The aggregate dollar range of securities in the Family of Investment Companies owned by each Trustee is set forth below.






                                             DOLLAR RANGE OF EQUITY                               AGGREGATE
 NAME OF TRUSTEE                              SECURITIES IN A FUND                             DOLLAR RANGE OF
                                                                                                   EQUITY
                                                                                              SECURITIES IN THE
INDEPENDENT             US LARGE          US LARGE        US LARGE                           FAMILY OF INVESTMENT
TRUSTEES:             CAPITALIZATION   CAPITALIZATION   CAPITALIZATION     US DISCOVERY       COMPANIES 7 AS OF
                         FUND           GROWTH FUND       VALUE FUND           FUND           DECEMBER 31, 2006
Mariann Byerwalter               $0               $0               $0               $0                       $0

William A. Hasler                $0               $0               $0               $0                       $0

Nils H. Hakansson                $0               $0               $0               $0        $10,001 - $50,000

INTERESTED TRUSTEES:

Randall W. Merk                  $0                 $0              $0                 $0    $50,001 - $100,000

INDEPENDENT             US SMALL         INTERNATIONAL   INTERNATIONAL      INTERNATIONAL
TRUSTEES:             CAPITALIZATION      EQUITY FUND        SMALL          DISCOVERY FUND
                         FUND                            CAPITALIZATION
                                                             FUND
Mariann Byerwalter                   $0             $0               $0                 $0                  $0

William A. Hasler                    $0             $0               $0                 $0                  $0

Nils H. Hakansson     $10,001 - $50,000             $0               $0                 $0   $10,001 - $50,000

INTERESTED TRUSTEES:

Randall W. Merk       $50,001 - $100,000            $0               $0                 $0   $50,001 - $100,000

INDEPENDENT           US LARGE/MID        US GLOBAL            US VALUE
TRUSTEES:             CAPITALIZATION      LONG/SHORT          LONG/SHORT
                       LONG/SHORT        EQUITY FUND          EQUITY FUND
                      EQUITY FUND
Mariann Byerwalter                $0              $0                     $0                                 $0

William A. Hasler                 $0              $0                     $0                                 $0

Nils H. Hakansson                 $0              $0      $10,001 - $50,000                  $10,001 - $50,000

INTERESTED TRUSTEES:

Randall W. Merk                   $0              $0                     $0                  $50,001 - $100,000

----------
7 As of December 31, 2006, the Family of Investment Companies consisted of the
  11 operational series of the Trust.

      Certain information concerning the Trust's officers is set forth below:

NAME, ADDRESS 8 AND YEAR OF BIRTH;
(TERM OF OFFICE 9 AND LENGTH OF                                                 PRINCIPAL OCCUPATION DURING
           TIME SERVED)               POSITION WITH THE TRUST                          PAST FIVE YEARS
Randall W. Merk                    President and Chief Executive  Executive Vice President, Charles Schwab & Co., Inc. (2002 --
1954                               Officer                        present); President, Investment Management Services, Charles
(07/07 -- present)                                                Schwab & Co., Inc. (2002 -- present); Director, Charles Schwab
                                                                  Asset Management (Ireland) Limited; Director, Charles Schwab
                                                                  Bank, N.A. (since 2006). Prior to September 2002, President and Chief Investment Officer, American Century Investment
                                                                  Management, and Director, American Century Companies, Inc.

George Pereira                     Chief Financial Officer        Senior Vice President and Chief Financial Officer, Charles
1964                                                              Schwab Investment

NAME, ADDRESS 8 AND YEAR OF BIRTH;
(TERM OF OFFICE 9 AND LENGTH OF                                                 PRINCIPAL OCCUPATION DURING
           TIME SERVED)               POSITION WITH THE TRUST                          PAST FIVE YEARS
(6/06 -- present)                                                 Management, Inc.; Treasurer and Principal Financial Officer,
                                                                  Schwab Funds; Director, Charles Schwab Worldwide Funds, PLC
                                                                  and Charles Schwab Asset Management (Ireland) Ltd. From 12/05
                                                                  to 6/07,Chief Financial Officer, Mutual Fund Division, UST
                                                                  Advisers, Inc.; Treasurer, Chief Financial Officer and Chief
                                                                  Accounting Officer, Excelsior Funds, Inc., Excelsior
                                                                  Tax-Exempt Funds, Inc., and Excelsior Trust Inc. From 12/99 to
                                                                  11/04: Senior Vice President, Financial Reporting, Charles
                                                                  Schwab & Co., Inc.

Jeffrey Mortimer,                  Vice President and Chief       Senior Vice President and Chief Investment Officer -- Equities,
1963                               Investment Officer             Charles Schwab Investment Management, Inc., and Schwab Funds.
(6/04-present)                                                    Prior to May 2004, Vice President and Sr. Portfolio Manager,
                                                                  Charles Schwab Investment Management, Inc.

Catherine MacGregor                Vice President & Chief         Vice President, Charles Schwab & Co., Inc. and Charles Schwab
1964                               Legal Officer                  Investment Management, Inc.; since 2006, Chief Counsel, Laudus
(12/05 -- present)                                                Trust and Laudus Variable Insurance Trust; Vice President,

                                                                  Schwab Funds; until July 2005, Senior Associate, Paul Hastings
                                                                  Janofsky & Walker LLP.

Randall Fillmore,                  Chief Compliance Officer       Senior Vice President, Chief Compliance Officer, Charles Schwab
1960                                                              Investment Management, Inc.; Senior Vice President, Charles
(9/04-present)                                                    Schwab & Co., Inc.; Chief Compliance Officer, Schwab Funds.
                                                                  From June 2006 to June 2007, Chief Compliance Officer,
                                                                  Excelsior Funds. From 2002 to 2003, Vice President, Charles
                                                                  Schwab & Co., Inc. and Charles Schwab Investment Management,
                                                                  Inc.  From 2000 to 2002, Vice President, Internal Audit,
                                                                  Charles Schwab & Co., Inc.

Daniel Kern,                       Vice President                 Vice President, Investment Operations, Charles Schwab
1961                                                              Investment Management, Inc.; Assistant Treasurer, Schwab
(3/05-present)                                                    Funds. Until September 2005, Assistant Treasurer, Laudus
                                                                  Trust and Laudus Variable Insurance Trust. Until December
                                                                  2004, Vice President, Internal Audit, Charles Schwab
                                                                  Corporation.  Prior to January 2003, Managing Director and
                                                                  Principal, Montgomery Asset Management.

Bill Thomas,                       Vice President                 Senior Vice President, Distribution, Charles

NAME, ADDRESS 8 AND YEAR OF BIRTH;
(TERM OF OFFICE 9 AND LENGTH OF                                                 PRINCIPAL OCCUPATION DURING
           TIME SERVED)               POSITION WITH THE TRUST                          PAST FIVE YEARS
1962                                                              Schwab & Co., Inc.
(6/04-present)

Michael Haydel,                    Vice President                 Vice President, Asset Management Client Services, Charles
1972                                                              Schwab & Co., Inc. Until March 2004, Director, Charles Schwab
(6/05-present)                                                    & Co., Inc.

Cathy Sabo                         Vice President                 Vice President, Compliance, Charles Schwab Investment
1964                                                              Management, Inc.; Vice President, Schwab Funds; until September
(12/05-present)                                                   2004, Vice President, Client, Sales & Services Controls,
                                                                  Charles Schwab & Co. Inc.

----------
8 The mailing address of each of the officers is c/o Laudus Trust, 101 Montgomery Street, San Francisco, CA 94104.

9  There is no stated term of office for the officers of the Trust.

      Mss. MacGregor, and Sabo, and Messrs. Mortimer, Fillmore, Thomas and Haydel, each being an employee of Charles Schwab Investment Management, Inc. or its affiliates, will each benefit indirectly from the management fees paid by the Trust to Charles Schwab Investment Management, Inc., but receive no compensation from the Trust.

      Trustee Compensation. Interested Trustees and officers of the Trust do not receive compensation from the Trust. The Trust pays each Independent Trustee aggregate compensation of $55,000 per year. This sum includes a quarterly retainer fee of $8,788 and an additional $3,790 for each regular meeting attended.

      In addition, a retirement plan has been instituted for all of the Independent Trustees of the Trust and Trustees of the Laudus Variable Insurance Trust (the "Retirement Plan"). Under the terms of the Retirement Plan, upon retirement or other termination from service from the Trust and Laudus Variable Insurance Trust (other than termination for cause), a retiring Independent Trustee who has served as Independent Trustee for at least five years shall be paid a lump sum cash payment (the "Retirement Payment"). The Retirement Payment shall be equal to $10,000 for each year that the Trustee has served as an Independent Trustee of the Trust and the Laudus Variable Insurance Trust, including years of service prior to the adoption of the Retirement Plan. However, each Independent Trustee is permitted to make a one-time election to have the $10,000 attributable to service for the coming year adjusted up or down at the end of each subsequent year based on the unweighted average performance of Institutional Shares of each Fund of the Trust and the sole series of the Laudus Variable Insurance Trust that is in operation for all of such year. Each Independent Trustee also was given the opportunity to make a one-time election to have previously accrued benefits fluctuate beginning April 1, 2005 based on performance of the funds as described in the previous sentence. As a result, the amount of the Retirement Payment payable to any Independent Trustee may increase or decrease based upon performance of the funds. The portion of the total Retirement Payment owed to an Independent Trustee upon his or her retirement that is payable by any fund will be determined based on the relative net assets of the Funds of the Trust in operation on the date of the Independent Trustee's retirement.

      Effective June 28, 2006, the Retirement Plan terminated with respect to new Participants, including Independent Trustees of the Trust first elected by shareholder vote on June 26, 2006. With respect to Participants prior to June 26, 2006 (a "Current Participant"), the Account Balance of each Current Participant under the Plan was frozen at the value determined as of September 29, 2006, except that each Account Balance is credited with an amount equal to one-half of the amount that would be credited to such Account

         Balance as of the last day of the Plan Year ending March 31, 2007. The terms of the Plan, including without limitation provisions relating to vesting and payment upon termination of service, remain in full force and effect.

         The total compensation accrued and payable to, as well as the benefits accrued under the Retirement Plan by, the Independent Trustees by the Trust and by the fund complex for the fiscal year ended March 31, 2007, is shown in the table below.

                                                              PENSION OR                            TOTAL COMPENSATION
                                                              RETIREMENT                              FROM REGISTRANT
                                          AGGREGATE        BENEFITS ACCRUED         ESTIMATED            AND FUND
                                      COMPENSATION FROM     AS PART OF FUND      ANNUAL BENEFITS     COMPLEX10PAID TO
NAME OF PERSON                            REGISTRANT           EXPENSES          UPON RETIREMENT         DIRECTORS
TRUSTEES:
Mariann Byerwalter                         $32,425              $6,814                 $0                $304,586 10

William A. Hasler                          $33,236              $6,814                 $0                $304,586 10

Nils H. Hakansson                          $32,311              $20,404                $0                $102,811 10
Rodman L. Drake 11                         $24,860                N/A                  N/A               $141,283
Morrill Melton Hall, Jr. 11                $19,533                N/A                  N/A               $115,033
Roger M. Lynch 12                           $4,108                N/A                  N/A                $41,666
Jonathan Piel 11                           $19,533                N/A                  N/A               $116,283
John D. Collins 11                         $22,197                N/A                  N/A               $126,283

----------------
10 As of June 30, 2007, the fund complex consisted of 72 funds, which included the 11 operational series of the Trust and 61 Schwab Funds.

11 Total compensation amounts include payments relating to the Excelsior Funds, formerly an affiliated group included in the fund complex and on whose Board of Directors Ms. Byerwalter and Messrs. Hasler and Hakansson served on prior to July 1, 2007. Prior to July 1, 2007, the fund complex consisted of 99 funds, which included the operational series of the Trust, 61 Schwab Funds, and 27 Excelsior Funds.

12  Resigned from the Board effective July 1, 2007.

13  Resigned from the Board effective August 26, 2007.


                     INVESTMENT ADVISORY AND OTHER SERVICES


         ADVISORY AGREEMENTS


         The continuation of a Fund's Advisory Agreements must be specifically approved at least annually (1) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (2) by the vote of a majority of the Trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval.


         Each year, the Board of Trustees calls and holds one or more meetings to decide whether to renew the Advisory Agreements between Laudus Trust (the "Trust") and CSIM, and the sub-advisory agreement among the Trust, CSIM and AXA Rosenberg Investment Management LLC with respect to existing Funds in the Trust operating as of December 31 of the previous year. In preparation for the meetings, the Board requests and reviews a wide variety of materials provided by CSIM and AXA Rosenberg, as well as extensive data provided by third parties and the Independent Trustees receive advice from counsel to the Independent Trustees.

                          INVESTMENT ADVISORY CONTRACTS

About CSIM

         CSIM is a wholly-owned subsidiary of The Charles Schwab Corporation. Both CSIM and The Charles Schwab Corporation are located at 101 Montgomery Street, San Francisco, CA 94104.

         As of June 30, 2007, CSIM managed 72 mutual funds and approximately $219 billion in assets.

         Principal Executive Officer and Directors - Listed below are the directors and principal executive officer of CSIM. The principal business address of each director and the principal executive officer, as it relates to their duties at CSIM, is the same as above.


NAME                                               POSITION
----                                               --------
Randall W. Merk................................    Director, President and Chief Executive Officer
Charles R. Schwab..............................    Chairman and Director

         As disclosed in the Prospectuses under the heading "Management of the Funds" under management contracts (each a "Management Contract") between the Trust, on behalf of each Fund, and CSIM, subject to the supervision of the Trustees of the Trust and such policies as the Trustees may determine, CSIM furnishes office space and equipment, provides certain bookkeeping and clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with CSIM. In addition, pursuant to a subadviser agreement among CSIM, AXA Rosenberg and the Trust, AXA Rosenberg will continuously furnish an investment program for each Fund and will make investment decisions on behalf of each Fund and place all orders for the purchase and sale of portfolio securities.

         Each of the Funds has agreed to pay CSIM a monthly management fee at the annual percentage rate of the relevant Fund's average daily net assets. The table below shows the advisory fee payable to CSIM by each Fund.

                                                                                               AGREEMENT
FUND                                                                                             RATE*
----                                                                                 ----------------------
Laudus Rosenberg U.S. Large Capitalization Fund.................................     1st $1 billion--0.75%
                                                                                     Over $1 billion--0.70%
                                                                                     Over $2 billion--0.675%

Laudus Rosenberg U.S. Large Capitalization Growth Fund..........................     1st $1 billion--0.75%
                                                                                     Over $1 billion--0.70%
                                                                                     Over $2 billion--0.675%

Laudus Rosenberg U.S. Large Capitalization Value Fund...........................     1st $1 billion--0.75%
                                                                                     Over $1 billion--0.70%
                                                                                     Over $2 billion--0.675%

Laudus Rosenberg U.S. Discovery Fund............................................     1st $1 billion--0.90%
                                                                                     Over $1 billion--0.85%

Laudus Rosenberg U.S. Small Capitalization Fund.................................     0.90%

Laudus Rosenberg International Equity Fund......................................     1st $1 billion--0.85%
                                                                                     Over $1 billion--0.80%
                                                                                     Over $2 billion--0.775%

Laudus Rosenberg International Small Capitalization Fund........................     1st $500 million--1.00%
                                                                                     Over $500 million--0.95%

Laudus Rosenberg International Discovery Fund...................................     1st $1 billion--1.00%
                                                                                     Over $1 billion--0.95%

Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund...........     1st $500 million--1.00%
                                                                                     Over $500 million--0.95%

Laudus Rosenberg Global Long/Short Equity Fund..................................     1st $500 million--1.50%
                                                                                     Over $500 million--1.45%

Laudus Rosenberg Value Long/Short Equity Fund...................................     1st $500 million--1.50%
                                                                                     Over $500 million--1.45%

----------------
*  The advisory fee payable to CSIM varies based on Fund assets.


         CSIM has agreed with the Trust that it will waive some or all of its management fees under the Management Contracts and, if necessary, will bear certain expenses of each Fund until 7/30/09 (unless the expense limitation agreement between CSIM and the Trust (the "Expense Limitation Agreement") is extended, modified or terminated by mutual agreement of the Trust and CSIM) so that each Fund's total annual operating expenses (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Funds' business) applicable to each class will not exceed the current limit (as stated in the Expense Limitation Agreement). In addition, CSIM's compensation under each Management Contract is subject to reduction to the extent that in any year the expenses of a Fund (including investment advisory fees but excluding taxes, portfolio brokerage commissions and any distribution and shareholder service expenses paid by a class of shares of a Fund pursuant to a distribution and shareholder service plan or otherwise) exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale.

         Each Management Contract provides that CSIM shall not be subject to any liability to the Trust or to any shareholder of the Trust in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder.

         Each Management Contract will continue in effect for a period no more than two years from the date of its execution, and renewals thereof must be approved by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of CSIM or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment and is terminable on not more than 60 days' notice by the Trust to CSIM or by CSIM to the Trust.

         During the fiscal years ended March 31, 2007, 2006, and 2005, the Funds owed (and, to the extent not waived, paid to) CSIM as management fees, and CSIM, in its capacity as adviser, has waived, the following amounts:

                    FUND                             TIME PERIOD           MANAGEMENT FEE        AMOUNT WAIVED
                    ----                             -----------           --------------        -------------
Laudus Rosenberg U.S. Large Capitalization         4/1/06 to 3/31/07             $755,139              $20,097
Fund                                               4/1/05 to 3/31/06             $353,689              $70,080
                                                   4/1/04 to 3/31/05             $338,700             $108,272

Laudus Rosenberg U.S. Large Capitalization         4/1/06 to 3/31/07             $442,371             $38,530
Growth Fund                                        4/1/05 to 3/31/06             $153,513             $76,629
                                                   4/1/04 to 3/31/05              $49,494             $49,494

Laudus Rosenberg U.S. Large Capitalization         4/1/06 to 3/31/07              $56,434            $103,613
Value Fund                                         5/2/05 * to 3/31/06            $41,241             $41,241

Laudus Rosenberg U.S. Discovery Fund               4/1/06 to 3/31/07           $8,486,860              $26,377
                                                   4/1/05 to 3/31/06           $5,541,812               $2,314
                                                   4/1/04 to 3/31/05           $1,670,914             $103,889

Laudus Rosenberg U.S. Small Capitalization         4/1/06 to 3/31/07          $10,332,828                   $0
Fund                                               4/1/05 to 3/31/06          $11,109,627                   $0
                                                   4/1/04 to 3/31/05          $11,444,184                   $0

Laudus Rosenberg International Equity Fund         4/1/06 to 3/31/07           $1,081,253              $35,568
                                                   4/1/05 to 3/31/06             $268,906             $197,117
                                                   4/1/04 to 3/31/05             $149,977             $149,977

Laudus Rosenberg International Small               4/1/06 to 3/31/07          $15,538,325                   $0
Capitalization Fund                                4/1/05 to 3/31/06           $9,068,500                   $0
                                                   4/1/04 to 3/31/05           $2,650,943             $152,631

Laudus Rosenberg U.S. Large/Mid                    4/1/06 to 3/31/07             $283,832             $120,745
Capitalization Long/Short Equity Fund              4/1/05 to 3/31/06             $236,646              $70,537
                                                   4/1/04 to 3/31/05             $257,543              $73,659

Laudus Rosenberg Global Long/Short Equity          4/1/06 to 3/31/07             $506,260              $92,459
Fund                                               4/1/05 to 3/31/06             $418,967              $71,341
                                                   4/1/04 to 3/31/05             $285,300             $104,929

Laudus Rosenberg Value Long/Short Equity Fund      4/1/06 to 3/31/07           $4,352,245               $2,516
                                                   4/1/05 to 3/31/06           $2,817,721               $3,296
                                                   4/1/04 to 3/31/05           $1,655,625              $65,684

Laudus Rosenberg International Discovery Fund      * 5/31/06 to 3/31/07          $469,135             $167,493

     *  Commencement of operations.

SUBADVISORY AGREEMENT

About AXA Rosenberg

         AXA Rosenberg is wholly-owned by AXA Rosenberg Group LLC. AXA Rosenberg Group LLC is contractually controlled jointly by AXA IM Rose, Inc., Barr Rosenberg, Kenneth Reid and Rosenberg Alpha L.P.

         AXA IM Rose, Inc. is wholly-owned by AXA IM Holding U.S. Inc. AXA IM Holding U.S. Inc. is wholly-owned by AXA Investment Managers S.A., a French societe anonyme, which, in turn, is owned, collectively, by AXA SA, a French holding company, AXA Assurances IARD, a French societe anonyme, AXA UK Plc, a British public limited company and AXA Colonia Konzern AG, a German Aktiengesellschaft. AXA Assurances IARD, AXA UK Plc and AXA Colonia Konzern AG are owned by AXA SA (more than 90% directly).

         Finaxa, a French holding company, beneficially owns more than 25% of the voting securities of, and therefore controls, AXA SA. Mutuelles Axa, a group of four French mutual insurance companies, one of which controls Finaxa, acting as a group controls both AXA SA and Finaxa. Rosenberg Alpha L.P. is controlled by Barr Rosenberg as their Managing General Partner. Each of these entities may be deemed a controlling person of AXA Rosenberg.

         AXA Rosenberg is located at 4 Orinda Way, Building E, Orinda, California 94563.

         Kenneth Reid and Barr M. Rosenberg may be deemed to be controlling persons of AXA Rosenberg as a result of their interests in AXA Rosenberg Group LLC, the parent of AXA Rosenberg.

         The following is a list of the directors and principal executive officers of AXA Rosenberg. The principal business address of the directors and the principal executive officers, as it relates to their duties at AXA Rosenberg, is the same as the address of AXA Rosenberg.

Principal Executive Officers and Directors:


NAME                                          POSITION
----                                          --------
Stephane Prunet............................   Global Chief Executive Officer

Kenneth Reid...............................   Global Chief Investment Officer

William E. Ricks...........................   Chief Executive Officer and Chief Investment Officer
                                              of North America

Barr Rosenberg.............................   Chairman

Vincent Ordenneau..........................   Global Chief Financial Officer

William R. Wiebe...........................   Global Head of Legal and Compliance

         The Trust and CSIM have entered into an Agreement on behalf of each Fund with AXA Rosenberg by which AXA Rosenberg acts as subadviser to the Funds (each a "Subadviser Agreement"). Under each Subadviser Agreement, AXA Rosenberg, at its expense, continuously furnishes an investment management program for the particular Fund and makes investment decisions on behalf of such Fund and places all orders for the purchase and sale of portfolio securities and all other investments, subject to the supervision of CSIM and the Trustees.

         The Funds do not pay AXA Rosenberg's compensation under the Subadviser
Agreements: CSIM pays it, and for any given year it will never be payable at a rate that exceeds 55% (90% in the case of the Laudus Rosenberg U.S. Small Capitalization Fund of the gross rate of compensation payable to CSIM by each Fund under the Management Contracts. The compensation payable by CSIM to AXA Rosenberg in respect of each Fund under the respective Subadviser Agreement is payable quarterly (at the end of each quarter) as a portion of such Fund's average daily net assets, and will be adjusted (up or down) if such Fund outperforms or underperforms its benchmark by 1.0%, 2.0% and 2.5% for Group A, B and C Funds, respectively, or more. This way, AXA Rosenberg has monetary incentive to achieve good performance and avoid poor performance for each Fund. Starting in 2008 and in each year thereafter, AXA Rosenberg may be entitled to an additional rate of compensation from CSIM if the assets under management for all Funds (excluding the Laudus Rosenberg U.S. Small Capitalization Fund but including the Laudus Rosenberg VIT Value Long/Short Equity Fund through December 31, 2006) have not reached certain levels, but, as noted above, it will never be entitled to a rate of compensation that is more than 55% (90% in the case of the Laudus Rosenberg U.S. Small Capitalization Fund) of the gross rate of compensation payable to CSIM by each Fund under the Management Contracts.

         In addition, on December 31, 2003, CSIM and AXA Rosenberg entered into an agreement regarding CSIM's and AXA Rosenberg's cooperation in realigning responsibilities for the Funds' assets. This agreement commits CSIM to using commercially reasonable efforts (including, in some instances, reduction of CSIM's management fee) to maintain the subadvisory fees paid to AXA Rosenberg and, subject to certain conditions, provides that CSIM will pay compensation to AXA Rosenberg in the event that AXA Rosenberg is terminated as investment subadviser to any series of the Trust. Consequently, CSIM has a material economic interest in avoiding the termination of AXA Rosenberg or reducing AXA Rosenberg's subadvisory fee.

Base Subadvisory Fee

         This section describes the base subadvisory fee payable by CSIM to AXA Rosenberg. The assets under management adjustment and the performance adjustment are described in the sections that follow. As described more fully below, CSIM will pay a fee to AXA Rosenberg in respect of each Fund's average daily net assets at up to three different base subadvisory fee rates. Please remember, however, that all the fees described on this and the following three pages are paid by CSIM to AXA Rosenberg; they do not affect how much you pay or your Fund pays.

         The highest level of subadvisory fee is payable on Fund assets up to an amount equaling (i) the assets in such Fund at the time AXA Rosenberg became subadviser (which for the Laudus Rosenberg U.S. Large Capitalization Value Fund is $0.00), plus (ii) the Fund's pro rata share of the amount, if any, by which the Funds' aggregate assets fall short of the aggregate amount of such Funds' assets at the time AXA Rosenberg became subadviser (the "Existing Assets"). The fee arrangements are different for the Laudus Rosenberg U.S. Small Capitalization Fund than for the other Funds. The following subsections describe the arrangements for the other Funds and the Laudus Rosenberg U.S. Small Capitalization Fund, respectively, with respect to those assets.

         Unless the fee payable to CSIM under each Management Contract is increased by the relevant Fund's shareholders (in which case the base subadvisory fee would also be increased for that Fund), the base subadvisory fee payable by CSIM to AXA Rosenberg will never exceed the percentage listed in the table below in the "Existing Assets" row of such Fund's average daily net assets on an annual basis, and it will be lower than that for Fund assets above certain thresholds, as described below. As shown in the table below, CSIM will pay AXA Rosenberg a percentage (on an annual basis) of each Fund's Existing Assets.

         All Funds Other Than the Laudus Rosenberg U.S. Small Capitalization Fund. For any quarter during which a Fund's average daily net assets exceed its Existing Assets, CSIM will pay AXA Rosenberg a lower percentage (on an annual basis) of such Fund's portion, if any, of the average daily net assets of all Funds (excluding the Laudus Rosenberg U.S. Small Capitalization Fund but including the Laudus Rosenberg VIT Value Long/Short Equity Fund through December 31, 2006) that exceed the aggregate Existing Assets of all such Funds, but fall short of $2.5 billion (the Fund's "Second Tier Assets"). For any quarter during which a Fund's average daily net assets exceed its Existing Assets AND the average daily net assets of all Funds (excluding the Laudus Rosenberg U.S. Small Capitalization Fund but including the Laudus Rosenberg VIT Value Long/Short Equity Fund through December 31, 2006) exceed $2.5 billion, CSIM will pay AXA Rosenberg a still lower percentage (on an annual basis) of such Fund's portion of its excess (the Fund's "Third Tier Assets").

         With respect to the Laudus Rosenberg International Discovery Fund, the base annual subadvisory fee payable to AXA Rosenberg by CSIM and, if any, on coverage of Existing Assets is as follows, on an annualized basis, 0.50% of the Fund's average daily net assets up to $500 million; and 0.40% of the Fund's average daily net assets in excess of $500 million and the coverage of Existing Assets.

         Laudus Rosenberg U.S. Small Capitalization Fund. The base annual subadvisory fee payable to AXA Rosenberg by CSIM with respect to the Laudus Rosenberg U.S. Small Capitalization Fund may also be adjusted if the gross advisory fee payable to CSIM by the Fund is adjusted by the Trustees or the Fund's shareholders, and will also be subject to "break points," currently as follows, on an annualized basis, 0.72% of the Fund's average daily net assets up to its Existing Assets; and 0.405% of the Fund's average daily net assets in excess of its Existing Assets.


FUND                                                                BASE SUBADVISORY FEE*
----                                                                ---------------------
Laudus Rosenberg U.S. Large Capitalization Fund                     0.338% of Existing Assets
                                                                    0.30% of Second Tier Assets
                                                                    0.225% of Third Tier Assets

Laudus Rosenberg U.S. Large Capitalization Growth Fund              0.338% of Existing Assets
                                                                    0.30% of Second Tier Assets
                                                                    0.225% of Third Tier Assets

Laudus Rosenberg U.S. Large Capitalization Value Fund               0.338% of Existing Assets +
                                                                    0.30% of Second Tier Assets
                                                                    0.225% of Third Tier Assets

Laudus Rosenberg U.S. Discovery Fund                                0.405% of Existing Assets
                                                                    0.36% of Second Tier Assets
                                                                    0.27% of Third Tier Assets

Laudus Rosenberg U.S. Small Capitalization Fund                     0.72% of Existing Assets
                                                                    0.405% of All Other Assets

Laudus Rosenberg International Equity Fund                          0.383% of Existing Assets
                                                                    0.34% of Second Tier Assets
                                                                    0.255% of Third Tier Assets

Laudus Rosenberg International Small Capitalization Fund            0.45% of Existing Assets

FUND                                                                BASE SUBADVISORY FEE*
----                                                                ---------------------
                                                                    0.40% of Second Tier Assets
                                                                    0.30% of Third Tier Assets

Laudus Rosenberg International Discovery Fund                       0.50% of Existing Assets +
                                                                    0.50% up to $500 Million
                                                                    0.40% of All Other Assets

Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity    0.45% of Existing Assets
Fund
                                                                    0.40% of Second Tier Assets
                                                                    0.30% of Third Tier Assets

Laudus Rosenberg Global Long/Short Equity Fund                      0.675% of Existing Assets
                                                                    0.60% of Second Tier Assets
                                                                    0.45% of Third Tier Assets

Laudus Rosenberg Value Long/Short Equity Fund                       0.675% of Existing Assets
                                                                    0.60% of Second Tier Assets
                                                                    0.45% of Third Tier Assets

----------------
* As noted above, the rates for any Fund set forth in the table are expected to be adjusted if the gross advisory fee rates payable to CSIM by such Fund are adjusted by the Trustees or the shareholders of such Fund.

+ For any Laudus Rosenberg Fund for which AXA Rosenberg became subadviser after January 30, 2004, the Fund's Existing Assets will equal the Fund's pro rata share of the amount, if any, by which the Funds' aggregate assets fall short of the aggregate amount of such Funds' assets as of the time AXA Rosenberg became subadviser, as described above.

Performance Adjustment

         As noted above, the compensation payable to AXA Rosenberg by CSIM under the Subadviser Agreements is structured to provide monetary incentive to AXA Rosenberg to achieve good performance and avoid poor performance. In particular, AXA Rosenberg's compensation in respect of a Fund will be increased for any quarter in which such Fund's performance exceeds that of its benchmark by more than 1.0%, 2.0% or 2.5% for Group A, B or C Funds (as listed in the table below), respectively.


                GROUP A                                GROUP B                                GROUP C
                -------                                -------                                -------
U.S. Large Capitalization Fund           U.S. Small Capitalization Fund        U.S. Large/Mid Capitalization
                                                                               Long/Short Equity Fund

U.S. Large Capitalization Growth Fund    U.S. Discovery Fund                   Value Long/Short Equity Fund

U.S. Large Capitalization Value Fund     International Small Capitalization    Global Long/Short Equity Fund
                                         Fund

International Equity Fund                International Discovery Fund                            -

         Conversely, AXA Rosenberg's compensation will be decreased for any quarter in which a Fund's performance falls short of its benchmark's performance by more than 1.0%, 2.0% or 2.5% for Group A, B or C Funds, respectively. More specifically, the fee payable to AXA Rosenberg will be increased or decreased by a performance component (the "Performance Adjustment") that will vary proportionately with the difference between (a) the investment performance of the relevant Fund over a rolling three-year period* minus the investment record of the respective benchmark (as set forth in the chart below) over the same period, expressed as a percentage, whether the result is positive or negative, and (b) (i) 1.0% for Group A Funds, (ii) 2.0% for Group B Funds, or (iii) 2.5% for Group C Funds.


FUND                                                                           BENCHMARK
----                                                                           ---------
Laudus Rosenberg U.S. Large Capitalization Fund                                Russell 1000(R) Index
Laudus Rosenberg U.S. Large Capitalization Growth Fund                         Russell 1000(R) Growth Fund Index
Laudus Rosenberg U.S. Large Capitalization Value Fund                          Russell 1000(R) Value Index
Laudus Rosenberg U.S. Discovery Fund                                           Russell 2500 TM Index
Laudus Rosenberg U.S. Small Capitalization Fund                                Russell 2000(R) Index
Laudus Rosenberg International Equity Fund                                     MSCI EAFE Index
Laudus Rosenberg International Small Capitalization Fund                       S&P/Citigroup World ex-U.S.
                                                                               Extended Market Index and Nomura
                                                                               Global Small Cap World ex-U.S.
                                                                               Index (prior to May 1, 2005)
Laudus Rosenberg International Discovery Fund                                  S&P/Citigroup World ex-U.S. Broad
                                                                               Market Index
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund          90-Day U.S. Treasury Bills
Laudus Rosenberg Global Long/Short Equity Fund                                 90-Day U.S. Treasury Bills
Laudus Rosenberg Value Long/Short Equity Fund                                  90-Day U.S. Treasury Bills




         The Performance Adjustment (whether positive or negative) for a Fund will never be charged at a rate that exceeds 5% of the gross advisory fee rate payable to CSIM with respect to such Fund (the "Maximum Performance Adjustment"). The Maximum Performance Adjustment will be made when the Fund's performance reaches plus or minus 2.0%, 4.0% and 5.0% in relation to the relevant benchmark for Funds falling within Groups A, B and C, respectively (the "Maximum Adjustment Performance Point"). There will be no Performance Adjustment when the performance difference (between the Fund and the relevant benchmark) is between 1% and -1% for Group A Funds, 2.0% and -2.0% for Group B Funds, or 2.5% and -2.5% for Group C Funds and, starting at 1% or -1% (as the case may be) for Group A Funds, 2.0% or -2.0% (as the case may be) for Group B Funds, or 2.5% or -2.5% (as the case may be) for Group C Funds, it shall increase (or decrease in the case of a negative Performance Adjustment) based on a constant ratio until the Maximum Adjustment Performance Point is reached.

         The following table provides examples of how different levels of Fund performance will generate different adjustments to the compensation payable by CSIM to AXA Rosenberg under the proposed arrangements.


                                                                  Performance Adjustment (as a Percentage
                                                                     of the Gross Rate of Compensation
                                                                       Payable by Each Fund to CSIM)
                                                                       -----------------------------
Percentage by Which Fund Performance Exceeds or Falls
         Short of its Benchmark's Performance               Fund Group A        Fund Group B       Fund Group C
         ------------------------------------               ------------        ------------       ------------
                        5.0% (and all higher %s)                5%                  5%                  5%
                        4.5%                                    5%                  5%                  4%
                        4.0%                                    5%                  5%                  3%
                        3.5%                                    5%                  3.75%               2%
                        3.0%                                    5%                  2.5%                1%
                        2.5%                                    5%                  1.25%                0

                                                                  Performance Adjustment (as a Percentage
                                                                     of the Gross Rate of Compensation
                                                                       Payable by Each Fund to CSIM)
                                                                       -----------------------------
Percentage by Which Fund Performance Exceeds or Falls
         Short of its Benchmark's Performance               Fund Group A        Fund Group B       Fund Group C
         ------------------------------------               ------------        ------------       ------------
                        2.0%                                    5%                  0                    0
                        1.5%                                    2.5%                0                    0
                        1.0%                                    0                   0                    0
                        0.5%                                    0                   0                    0
                       -0.5%                                    0                   0                    0
                       -1.0%                                    0                   0                    0
                       -1.5%                                   -2.5%                0                    0
                       -2.0%                                   -5%                  0                    0
                       -2.5%                                   -5%                 -1.25%                0
                       -3.0%                                   -5%                 -2.5%                -1%
                       -3.5%                                   -5%                 -3.75%               -2%
                       -4.0%                                   -5%                 -5%                  -3%
                       -4.5%                                   -5%                 -5%                  -4%
                       -5.0% (and all lower %s)                -5%                 -5%                  -5%

----------------
* Until AXA Rosenberg has been subadviser for twelve calendar quarters, the rolling period will be the period that has elapsed since AXA Rosenberg has been subadviser. No Performance Adjustment will be made until AXA Rosenberg has been subadviser for at least four calendar quarters.

Assets Uunder Management Adjustments (Applicable to all Funds Except the Laudus Rosenberg U.S. Small Capitalization Fund and the Laudus Rosenberg International Discovery Fund)

         Finally, to protect AXA Rosenberg, its compensation from CSIM for each Fund will be adjusted upward if the Funds collectively do not grow as planned over the first few years after the proposed new management and subadvisory arrangements are in place; bear in mind, however, that for any given year it will never exceed 55% (90% in the case of the Laudus Rosenberg U.S. Small Capitalization Fund) of the gross rate of compensation payable to CSIM by any Fund under the Management Contracts. As noted above, beginning in 2008, CSIM will pay AXA Rosenberg a higher percentage of each Fund's average daily net assets if the average daily net assets of all Funds (excluding the Laudus Rosenberg U.S. Small Capitalization Fund but including the Laudus Rosenberg VIT Value Long/Short Equity Fund through December 31, 2006) have not reached certain thresholds. Specifically, if the Funds collectively (excluding the Laudus Rosenberg U.S. Small Capitalization Fund and the Laudus International Discovery Fund but including the Laudus Rosenberg VIT Value Long/Short Equity Fund through December 31, 2006) have not achieved assets under management of at least $2.025 billion and the S&P 500 Index(R) is above 1,000 by calendar year-end 2007, the base subadvisory fee for 2008 will be increased by an amount equal to 5% of the gross base investment advisory fee payable to CSIM with respect to each Fund.

         In the event that the Funds collectively (excluding the Laudus Rosenberg U.S. Small Capitalization Fund and the Laudus International Discovery Fund but including the Laudus Rosenberg VIT Value Long/Short Equity Fund through December 31, 2006) have not achieved assets under management of at least $2.775 billion and the S&P 500 Index(R) is above 1,000 by calendar year-end 2008, then the base subadvisory fee for 2009 will be increased by an amount equal to 5% of the gross base investment advisory fee payable to CSIM with respect to each Fund.

         For each year thereafter, in the event that (i) the Funds collectively (excluding the Laudus Rosenberg U.S. Small Capitalization Fund and the Laudus International Discovery Fund but including the Laudus Rosenberg VIT Value Long/Short Equity Fund through December 31, 2006) have not by year-end achieved 50% of the end of period assets under management target (which shall not be lower than the 2008 target) recommended by CSIM and AXA Rosenberg, and (ii) the S&P 500 Index(R) is above 1,000, then the base subadvisory fee for the following year will be adjusted upward by an amount equal to 5% of the gross base investment subadvisory fee payable to CSIM with respect to each Fund.

         In each case, the Performance Adjustment and the assets under management adjustment will be made independently of each other.

         During the fiscal years ended March 31, 2007 and 2006, CSIM owed (and, to the extent not waived, paid to) AXA Rosenberg as subadvisory fees, and AXA Rosenberg, in its capacity as subadviser, has waived, the following amounts:


                                                                                  SUBADVISORY           AMOUNT
                         FUND                                 TIME PERIOD              FEE              WAIVED
                         ----                                 -----------         -----------           ------
Laudus Rosenberg U.S. Large Capitalization Fund           4/1/06 to 3/31/07               $321,617          $0
                                                          4/1/05 to 3/31/06               $173,072          $0
                                                          4/1/04 to 3/31/05               $151,978          $0

Laudus Rosenberg U.S. Large Capitalization Growth Fund    4/1/06 to 3/31/07               $179,120          $0
                                                          4/1/05 to 3/31/06                $66,408          $0
                                                          4/1/04 to 3/31/05                $22,067          $0

Laudus Rosenberg U.S. Large Capitalization Value Fund     4/1/06 to 3/31/07                $17,903          $0
                                                          5/2/05* to 3/31/06               $10,511

Laudus Rosenberg U.S. Discovery Fund                      4/1/06 to 3/31/07             $3,190,152          $0
                                                          4/1/05 to 3/31/06             $2,234,646          $0
                                                          4/1/04 to 3/31/05               $707,003          $0

Laudus Rosenberg U.S. Small Capitalization Fund           4/1/06 to 3/31/07             $7,912,062          $0
                                                          4/1/05 to 3/31/06             $8,877,396          $0
                                                          4/1/04 to 3/31/05             $9,033,684          $0

Laudus Rosenberg International Equity Fund                4/1/06 to 3/31/07               $307,209          $0
                                                          4/1/05 to 3/31/06               $104,839          $0
                                                          4/1/04 to 3/31/05                $65,465          $0

Laudus Rosenberg International Small Capitalization       4/1/06 to 3/31/07             $5,950,459          $0
Fund
                                                          4/1/05 to 3/31/06            $ 3,745,326          $0
                                                          4/1/04 to 3/31/05             $1,129,596          $0

Laudus Rosenberg U.S. Large/Mid Capitalization            4/1/06 to 3/31/07               $139,917          $0
Long/Short Equity Fund
                                                          4/1/05 to 3/31/06               $115,598          $0
                                                          4/1/04 to 3/31/05               $115,865          $0

Laudus Rosenberg Global Long/Short Equity Fund            4/1/06 to 3/31/07               $213,478          $0
                                                          4/1/05 to 3/31/06               $186,856          $0
                                                          4/1/04 to 3/31/05               $128,372          $0

Laudus Rosenberg Value Long/Short Equity Fund             4/1/06 to 3/31/07             $1,814,618          $0
                                                          4/1/05 to 3/31/06             $1,246,910          $0
                                                          4/1/04 to 3/31/05               $744,110          $0

Laudus Rosenberg International Discovery Fund             5/31/06* to 3/31/07             $233,986          $0

      *Commencement of operations.

      Administrative Services. Effective October 3, 2005, the Trust entered into a Fund Administration Agreement with State Street Bank and Trust Company (in such capacity, the "Administrator") pursuant to which the Administrator provides certain management and administrative services necessary for the Funds' operations including: (i) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Funds. For these services, the Administrator is entitled to receive $1,000 per Fund per annum, as well as a fee based on the average daily net assets of the Trust (the "Administrator's Asset-Based Fee"). In calculating the Administrator's Asset Based-Fee payable by the Trust, the assets of the Trust are aggregated with the average daily net assets of each of the other portfolios for which CSIM serves as investment adviser and State Street Bank and Trust Company serves as administrator 9. The Administrator's Asset-Based Fee will be calculated as follows:

            AVERAGE DAILY NET ASSETS                                                                 FEE
            ------------------------                                                                 ---
            First $100 billion                                                                     0.11 bp

            Next $60 billion                                                                       0.07 bp

            Thereafter                                                                             0.05 bp

For the periods indicated, State Street Bank and Trust Company in its capacity as Administrator was entitled to receive, and waived, the following amounts:

                                                                                            ENTITLED
                                                                                              TO
                                   FUND                                   TIME PERIOD       RECEIVE   WAIVED
                                   ----                                   -----------       -------   ------
Laudus Rosenberg U.S. Large Capitalization Fund                        4/1/06 to 3/31/07     $1,635       $0
                                                                       10/3/05 to 3/31/06      $798       $0
Laudus Rosenberg U.S. Large Capitalization Growth Fund                 4/1/06 to 3/31/07         $0       $0
                                                                       10/3/05 to 3/31/06      $689       $0
Laudus Rosenberg U.S. Large Capitalization Value Fund                  4/1/06 to 3/31/07     $1,020       $0
                                                                       10/3/05 to 3/31/06      $590       $0
Laudus Rosenberg U.S. Discovery Fund                                   4/1/06 to 3/31/07         $0       $0
                                                                       10/3/05 to 3/31/06    $4,196       $0
Laudus Rosenberg U.S. Small Capitalization Fund                        4/1/06 to 3/31/07         $0       $0
                                                                       10/3/05 to 3/31/06    $6,397       $0
Laudus Rosenberg International Equity Fund                             4/1/06 to 3/31/07       $665       $0
                                                                       10/3/05 to 3/31/06      $719       $0
Laudus Rosenberg International Small Capitalization Fund               4/1/06 to 3/31/07         $0       $0
                                                                       10/3/05 to 3/31/06    $5,753       $0
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund  4/1/06 to 3/31/07       $371       $0
                                                                       10/3/05 to 3/31/06      $684       $0

Laudus Rosenberg Global Long/Short Equity Fund                         4/1/06 to 3/31/07       $341       $0
                                                                       10/3/05 to 3/31/06      $789       $0
Laudus Rosenberg Value Long/Short Equity Fund                          4/1/06 to 3/31/07         $0       $0
                                                                       10/3/05 to 3/31/06    $1,577       $0
Laudus Rosenberg International Discovery Fund                          * 5/31/06 to 3/31/07  $1,200       $0

      *Commencement of operations.

      Prior to October 3, 2005, the Funds' administrator was BISYS Fund Services Ohio, Inc. ("BISYS"). For the periods indicated, BISYS was entitled to receive, and waived, the following amounts:


                                                                                           ENTITLED TO
                                FUND                                      TIME PERIOD        RECEIVE      WAIVED
                                ----                                      -----------        -------      ------
Laudus Rosenberg U.S. Small Capitalization Fund                        4/1/05 to 10/2/05      $344,435      $0
                                                                       4/1/04 to 3/31/05      $762,324      $0
Laudus Rosenberg U.S. Discovery Fund                                   4/1/05 to 10/2/05      $121,460      $0
                                                                       4/1/04 to 3/31/05      $108,440      $0
Laudus Rosenberg U.S. Large Capitalization Fund                        4/01/05 to 10/2/05      $11,845      $0
                                                                       4/1/04 to 3/31/05       $27,074      $0
Laudus Rosenberg U.S. Large Capitalization Growth Fund                 4/1/05 to 10/2/05        $2,805      $0
                                                                       4/1/04 to 3/31/05        $3,955      $0
                                                                       5/2/05 (inception
Laudus Rosenberg U.S. Large Capitalization Value Fund                  date) to 10/2/05         $1,245      $0
Laudus Rosenberg International Equity Fund                             4/1/05 to 10/2/05        $8,027      $0
                                                                       4/1/04 to 3/31/05       $10,347      $0
Laudus Rosenberg International Small Capitalization Fund               4/1/05 to 10/2/05      $197,388      $0
                                                                       4/1/04 to 3/31/05      $152,925      $0
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund  4/1/05 to 10/2/05        $5,724      $0
                                                                       4/1/04 to 3/31/05       $15,525      $0
Laudus Rosenberg Value Long/Short Equity Fund                          4/1/05 to 10/2/05       $42,018      $0
                                                                       4/1/04 to 3/31/05       $66,352      $0
Laudus Rosenberg Global Long/Short Equity Fund                         4/1/05 to 10/2/05        $6,227      $0
                                                                       4/1/04 to 3/31/05       $11,446      $0

      Effective October 3, 2005, the Trust also entered into a Fund Accounting Agreement with State Street Bank and Trust Company (in such capacity, the "Fund Accountant") pursuant to which the Fund Accountant provides certain accounting services necessary for the Funds' operations. For these services, the Fund Accountant is entitled to receive a base fee of $29,000 per annum for each of the Funds, with the exception of the Laudus Rosenberg Global Long/Short Equity Fund, for which the Fund Accountant is entitled to receive $33,000 per annum. The Fund Accountant is also entitled to a fee based on the average daily net assets of the Trust (the "Fund Accountant's Asset-Based Fee"). In calculating the Fund Accountant's Asset-Based Fee payable by the Trust, the assets of the Trust are aggregated with the average daily net assets of each of the portfolios for which CSIM serves as investment adviser and State Street Bank and Trust Company serves as fund accountant (see footnote 11 above). The Fund Accountant's Asset-Based Fee will be calculated as follows:


            AVERAGE DAILY NET ASSETS                                                                 FEE
            ------------------------                                                                 ---
            First $100 billion                                                                     0.25 bp
            Next $60 billion                                                                       0.18 bp
            Thereafter                                                                             0.13 bp

      In addition, the Fund Accountant is entitled to a per security pricing fee based on the monthly holdings of each Fund equal to $2 for equity securities and $8 for fixed income securities. For certain of the Funds this fee could be quite substantial. Lastly, for each of the Laudus Rosenberg International Equity, Laudus Rosenberg International Small Capitalization, Laudus Rosenberg International Discovery and Laudus Rosenberg Global Long/Short Equity Funds, the Fund Accountant is entitled to a fair valuation fee of $4,000 per annum.

      For the periods indicated, State Street Bank and Trust Company in its capacity as Fund Accountant was entitled to receive, and waived, the following amounts:


                                                                               ENTITLED TO
                          FUND                                 TIME PERIOD       RECEIVE      WAIVED
                          ----                                 -----------       -------      ------
Laudus Rosenberg U.S. Small Capitalization Fund            4/1/06 to 3/31/07       $84,709      $0
                                                           10/3/05 to 3/31/06      $46,019      $0
Laudus Rosenberg U.S. Discovery Fund                       4/1/06 to 3/31/07       $81,497      $0
                                                           10/3/05 to 3/31/06      $42,744      $0
Laudus Rosenberg U.S. Large Capitalization Fund            4/1/06 to 3/31/07       $36,034      $0
                                                           10/3/05 to 3/31/06      $20,588      $0
Laudus Rosenberg U.S. Large Capitalization Growth Fund     4/1/06 to 3/31/07       $41,908      $0
                                                           10/3/05 to 3/31/06      $16,571      $0
Laudus Rosenberg U.S. Large Capitalization Value Fund      4/1/06 to 3/31/07       $33,343      $0
                                                           10/3/05 to 3/31/06      $18,820      $0
Laudus Rosenberg International Equity Fund                 4/1/06 to 3/31/07       $74,697      $0
                                                           10/3/05 to 3/31/06      $32,177      $0

Laudus Rosenberg International Small Capitalization Fund   4/1/06 to 3/31/07      $214,548      $0
                                                           10/3/05 to 3/31/06      $86,243      $0
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short
Equity Fund                                                4/1/06 to 3/31/07       $33,629      $0
                                                           10/3/05 to 3/31/06      $22,437      $0
Laudus Rosenberg Value Long/Short Equity Fund              4/1/06 to 3/31/07       $77,236      $0
                                                           10/3/05 to 3/31/06      $33,761      $0
Laudus Rosenberg Global Long/Short Equity Fund             4/1/06 to 3/31/07      $105,762      $0
                                                           10/3/05 to 3/31/06      $43,123      $0
Laudus Rosenberg International Discovery Fund              * 5/31/06 to 3/31/07    $54,100      $0

      *Commencement of operations.

Prior to October 3, 2005, the Funds' fund accountant was BISYS. For the periods indicated, the Funds paid, and BISYS waived, the following amounts in fund accounting fees:


                                                                               ENTITLED TO
                              FUND                            TIME PERIOD        RECEIVE      WAIVED
                              ----                            -----------        -------      ------
Laudus Rosenberg U.S. Large Capitalization Fund            4/1/05 to 10/2/05       $21,419      $0
                                                           4/1/04 to 3/31/05       $43,404      $0
Laudus Rosenberg U.S. Large Capitalization Growth Fund     4/1/05 to 10/2/05       $30,038      $0
                                                           4/1/04 to 3/31/05       $43,638      $0
Laudus Rosenberg U.S. Large Capitalization Value Fund      5/2/05 (inception       $18,267      $0
                                                           date) to 10/2/05
Laudus Rosenberg U.S. Discovery Fund                       4/1/05 to 10/2/05       $29,260      $0
                                                           4/1/04 to 3/31/05       $54,787      $0
Laudus Rosenberg U.S. Small Capitalization Fund            4/1/05 to 10/2/05       $23,104      $0
                                                           4/1/04 to 3/31/05       $44,550      $0
Laudus Rosenberg International Equity Fund                 4/1/05 to 10/2/05       $49,922      $0
                                                           4/1/04 to 3/31/05       $85,989      $0
Laudus Rosenberg International Small Capitalization Fund   4/1/05 to 10/2/05       $84,052      $0
                                                           4/1/04 to 3/31/05      $142,092      $0
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short
Equity Fund                                                4/1/05 to 10/2/05       $20,357      $0
                                                           4/1/04 to 3/31/05       $42,952      $0
Laudus Rosenberg Global Long/Short Fund                    4/1/04 to 3/31/05      $100,775      $0

                                                                               ENTITLED TO
                              FUND                            TIME PERIOD        RECEIVE      WAIVED
                              ----                            -----------        -------      ------
Laudus Rosenberg Value Long/Short Equity Fund              4/1/05 to 10/2/05       $31,277      $0
                                                           4/1/04 to 3/31/05       $57,147      $0

      *Commencement of operations.

      Distributor and Distribution and Shareholder Service Plans. As stated in the Prospectus under the heading "Management of the Funds -- Distributor," effective October 3, 2005 Institutional Shares and Investor Shares of each Fund, and Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund, are sold on a continuous basis by the Trust's distributor, ALPS Distributors, Inc. (the "Distributor"). The Laudus Rosenberg U.S. Small Capitalization Fund was closed to new investors effective October 15, 2003. The Laudus Rosenberg International Small Capitalization Fund was closed to all investors, effective May 31, 2007, except the fund will continue to offer shares for purchase to certain qualified retirement plans that included (or offered) the fund as an investment option prior to May 31, 2007. The Laudus Rosenberg U.S. Discovery Fund closed to new investors on April 30, 2006. Existing shareholders of the Laudus Rosenberg U.S. Small Capitalization Fund and Laudus Rosenberg U.S. Discovery Fund ("Existing Shareholders") may continue to purchase additional shares in existing or new accounts and receive dividends and/or distributions in the form of additional shares of the Funds. Existing shareholders of the Laudus Rosenberg U.S. Small Capitalization or Laudus Rosenberg U.S. Discovery Funds may include retirement plans that held shares of either Fund at the time of that Fund's closing, as well as the participants of those retirement plans even if such participants have joined the retirement plan since the time of the Fund's closing. Existing shareholders also may include retirement plans sponsored by a sponsor of a retirement plan currently invested in the closed Fund, even if the retirement plan was not an investor at the time of the Fund's closing. In addition, investment advisers and wrap accounts may be considered existing shareholders if they held shares, on behalf of their clients, of the Laudus Rosenberg U.S. Small Capitalization or Laudus Rosenberg U.S. Discovery Funds at the time of each respective Fund's closing. The clients of investment advisers and wrap accounts may also be considered existing shareholders if they held shares of the Laudus Rosenberg U.S. Small Capitalization or Laudus Rosenberg U.S. Discovery Funds at the time of that Fund's closing. Shareholders of other Funds will not be permitted to exchange any shares for shares of the Laudus Rosenberg International Small Capitalization Fund. Shareholders of other Funds will not be permitted to exchange any shares for shares of the Laudus Rosenberg U.S. Small Capitalization or Laudus Rosenberg U.S. Discovery Funds unless such shareholders are also existing shareholders of the Laudus Rosenberg U.S. Small Capitalization or Laudus Rosenberg U.S. Discovery Funds. The Trust reserves the right at any time to modify the restrictions set forth above, including the suspension of all sales of all shares of the Laudus Rosenberg U.S. Small Capitalization, Laudus Rosenberg International Small Capitalization and Laudus Rosenberg U.S. Discovery Funds or the lifting of restrictions on different classes of investors and/or transactions. The Distributor's principal offices are located at 1625 Broadway, Suite 2200, Denver, Colorado, 80202. Under the Distributor's Contract between the Trust and the Distributor (the "Distributor's Contract"), the Distributor is not obligated to sell any specific amount of shares of the Trust and will purchase shares for resale only against orders for shares.

      Pursuant to the Distribution and Shareholder Service Plans described in the Prospectus (each a "Plan"), in connection with the distribution of Investor Shares of the Trust and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of such shares, the Distributor receives certain distribution and shareholder service fees from the Trust. In addition, pursuant to the Service Plan described in the Prospectus, in connection with the provision of personal and/or account maintenance services to holders of Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund, the Distributor receives certain servicing fees from the Trust. The distribution and shareholder service fees will not be retained by the Distributor but will instead be reallowed to the financial intermediaries who provide these services. Any amount not reallowed to financial intermediaries will be waived or reimbursed to the Fund. The Distributor may pay all or a portion of the distribution and shareholder service fees it receives from the Trust to intermediaries. The Funds pay no fees in connection with the distribution of Institutional Shares.

Effective October 3, 2005, ALPS Distributor, Inc. acts as the Fund's distributor. For the periods indicated, the Funds incurred distribution expenses and ALPS Distributor, Inc. paid intermediaries as follows:

                                                                                       PAID OUT
                                                                                         BY
                                                                                     DISTRIBUTOR
                                              DISTRIBUTION    AMOUNT                     AS
                                                EXPENSES    RETAINED BY    AMOUNT     DESCRIBED
FUND                             TIME PERIOD    INCURRED    DISTRIBUTOR    WAIVED       ABOVE
----                             -----------    --------    -----------    ------    ------------
Laudus Rosenberg U.S. Large      4/1/06 to
Capitalization Fund              3/31/07           $25,202
                                 10/3/05 to
                                 3/31/06           $10,461           $0      $0           $0
Laudus Rosenberg U.S. Large      4/1/06 to
Capitalization Growth Fund       3/31/07            $5,029
                                 10/3/05 to
                                 3/31/06            $2,235           $0      $0           $0
Laudus Rosenberg U.S. Large      4/1/06 to
Capitalization Value Fund        3/31/07            $1,070
                                 10/3/05 to
                                 3/31/06              $149           $0      $0           $0
Laudus Rosenberg U.S. Discovery  4/1/06 to
Fund                             3/31/07          $639,781
                                 10/3/05 to
                                 3/31/06          $307,739           $0      $0           $0
Laudus Rosenberg U.S. Small      4/1/06 to
Capitalization Fund              3/31/07          $713,458
                                 10/3/05 to
                                 3/31/06          $373,196           $0      $0           $0
Laudus Rosenberg International   4/1/06 to
Equity Fund                      3/31/07          $128,048
                                 10/3/05 to
                                 3/31/06           $18,882           $0      $0           $0
Laudus Rosenberg International   4/1/06 to
Small Capitalization Fund        3/31/07        $1,985,119
                                 10/3/05 to
                                 3/31/06          $829,193           $0      $0           $0
Laudus Rosenberg U.S. Large/Mid
Capitalization Long/Short        4/1/06 to
Equity Fund                      3/31/07           $29,269
                                 10/3/05 to
                                 3/31/06           $13,070           $0      $0           $0
Laudus Rosenberg Global          4/1/06 to
Long/Short Equity Fund           3/31/07           $18,981
                                 10/3/05 to
                                 3/31/06           $12,153           $0      $0           $0

Laudus Rosenberg Value           4/1/06 to
Long/Short Equity Fund           3/31/07          $168,325
                                 10/3/05 to
                                 3/31/06           $64,490           $0      $0           $0
Laudus Rosenberg International   * 5/31/06 to
Discovery Fund                   3/31/07           $85,588

      * Commencement of operations.

      Prior to October 3, 2005, Laudus Distributor, Inc. acted as the Fund's distributor. For the periods indicated, the Funds incurred distribution expenses and Laudus Distributor, Inc. paid intermediaries as follows:

                                                                                           PAID OUT BY
                                                    DISTRIBUTION    AMOUNT                 DISTRIBUTOR
                                                      EXPENSES    RETAINED BY    AMOUNT    AS DESCRIBED
FUND                             TIME PERIOD          INCURRED    DISTRIBUTOR    WAIVED       ABOVE
----                             -----------          --------    -----------    ------    ------------
Laudus Rosenberg U.S. Large
Capitalization Fund              4/1/05 to 10/2/05        $4,896           $0      $0        $4,896
                                 4/1/04 to 3/31/05        $3,005         $253      $0        $2,752
                                 4/1/03 to 3/31/04        $1,666         $467      $0        $1,199
                                 6/19/02
                                 (inception date)
                                 to 3/31/03                 $748         $282      $0          $466
Laudus Rosenberg U.S. Large
Capitalization Growth Fund       4/1/05 to 10/2/05        $2,341           $0      $0        $2,341
                                 4/1/04 to 3/31/05        $4,181         $102      $0        $4,079
                                 4/1/03 to 3/31/04        $6,704       $2,562      $0        $4,142
                                 4/1/02 to 3/31/03        $1,325         $476      $0          $849
Laudus Rosenberg U.S. Large      5/2/05 (inception
Capitalization Value Fund        date) to 10/2/05            $66           $0      $0           $66
Laudus Rosenberg U.S.
Discovery Fund                   4/1/05 to 10/2/05      $166,236           $0      $0      $166,236
                                 4/1/04 to 3/31/05       $38,410         $673      $0       $37,737
                                 4/1/03 to 3/31/04       $11,377       $3,684      $0        $7,693
                                 4/1/02 to 3/31/03        $5,799       $2,162      $0        $3,637
Laudus Rosenberg U.S. Small
Capitalization Fund              4/1/05 to 10/2/05      $366,783           $0      $0      $366,783
                                 4/1/04 to 3/31/05      $765,132      $13,565      $0      $751,567
                                 4/1/03 to 3/31/04      $616,557      $22,218      $0      $594,339
                                 4/1/02 to 3/31/03      $355,775      $16,283      $0      $339,492
Laudus Rosenberg International
Equity Fund                      4/1/05 to 10/2/05       $15,298           $0      $0       $15,298
                                 4/1/04 to 3/31/05       $14,406          $16      $0       $14,390
                                 4/1/03 to 3/31/04        $3,777         $208      $0        $3,569
                                 4/1/02 to 3/31/03          $204          $52      $0          $152
Laudus Rosenberg International
Small Capitalization Fund        4/1/05 to 10/2/05      $516,174           $0      $0      $516,174
                                 4/1/04 to 3/31/05      $373,320      $10,181      $0      $363,139

                                                                                         PAID OUT BY
                                                    DISTRIBUTION    AMOUNT               DISTRIBUTOR
                                                      EXPENSES    RETAINED BY   AMOUNT   AS DESCRIBED
FUND                             TIME PERIOD          INCURRED    DISTRIBUTOR   WAIVED      ABOVE
----                             -----------          --------    -----------   ------   ------------
                                 4/1/03 to 3/31/04      $119,492       $4,144      $0      $115,348
                                 4/1/02 to 3/31/03       $24,498         $906      $0       $23,592
Laudus Rosenberg U.S.
Large/Mid Capitalization
Long/Short Equity Fund           4/1/05 to 10/2/05       $10,454           $0      $0       $10,454
                                 4/1/04 to 3/31/05       $24,607         $234      $0       $24,373
                                 4/1/03 to 3/31/04       $31,024       $1,404      $0       $29,620
                                 4/1/02 to 3/31/03       $15,563         $449      $0       $15,114
Laudus Rosenberg Global
Long/Short Equity Fund           4/1/05 to 10/2/05        $7,133           $0      $0        $7,133
                                 4/1/04 to 3/31/05       $14,869         $409      $0       $14,460
                                 4/1/03 to 3/31/04       $26,406       $1,320      $0       $25,086
                                 4/1/02 to 3/31/03        $8,787         $367      $0        $8,418
Laudus Rosenberg Value
Long/Short Equity Fund           4/1/05 to 10/2/05       $48,365           $0      $0       $48,365
                                 4/1/04 to 3/31/05       $61,916       $4,042      $0       $57,874
                                 4/1/03 to 3/31/04       $94,379       $7,618      $0       $86,761
                                 4/1/02 to 3/31/03      $135,089      $10,089      $0      $125,000

      Each Plan may be terminated by a vote of the majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the Distributor's Contract (the "Independent Trustees"), or by a vote of a majority of the outstanding voting securities of the relevant class. Any change in a Plan that would materially increase the cost to Investor Shares requires approval by holders of the relevant class of shares. The Trustees of the Trust review a quarterly written report of such costs and the purposes for which such costs have been incurred. Except as described above, the Plans may be amended by vote of the Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the plans are in effect, selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

      The Distributor's Contract may be terminated with respect to any Fund or Investor Shares thereof at any time on 60 days' written notice without penalty either by the Distributor, by the Fund or class, or by the Trust and will terminate automatically in the event of its assignment.

      The Plans and the Distributor's Contract will continue in effect with respect to each class of shares to which they relate for two years and thereafter for successive one-year periods, provided that each such continuance is specifically approved (i) by the Trust's Board of Trustees or (ii) by the vote of a majority of the outstanding shares of a class, provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for that purpose.

      If any Plan or the Distributor's Contract is terminated (or not renewed with respect to one or more classes), it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has not been renewed).

      The Trustees believe that the Plan will benefit the Funds and their shareholders. Based on the experience of the Funds under the Plan, and the relative success that this method of distribution has had for the Funds, the Trustees believe that the Plan will likely result in higher Fund asset levels. Higher Fund asset levels can be expected to reduce Fund expense ratios and increase the ability of the Adviser to seek out more investment opportunities for the Funds in order to obtain greater portfolio diversification.

      The Plans are "compensation" plans. This means that the fees are payable to compensate the Distributor or another intermediary for services rendered even if the amount paid exceeds the Distributor's or intermediary's expenses. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      Custodial Arrangements. The Trust's custodians are: Custodial Trust Company ("CTC") Princeton, NJ 08540, for the Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Laudus Rosenberg Value Long/Short Equity Fund and the Laudus Rosenberg Global Long/Short Equity Fund and State Street Bank and Trust Company, Boston, Massachusetts 02102, for the Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg International Discovery Fund, and Laudus Rosenberg U.S. Large Capitalization Growth Fund, (each a "Custodian" and, collectively, the "Custodians"). As such, each Custodian holds in safekeeping certificated securities and cash belonging to the Trust and, in such capacity, is the registered owner of securities in book-entry form belonging to each relevant Fund. Upon instruction, each Custodian receives and delivers cash and securities of the relevant Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities.

      Independent Registered Public Accounting Firm. The Trust's independent registered public accounting firm is PricewaterhouseCoopers LLP, 3 Embarcadero Center, San Francisco, California 94111. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements, assists in the preparation of the Trust's federal and state income tax returns and filings with the SEC, and consults with the Trust as to matters of accounting and federal and state income taxation.

      Codes Of Ethics. Each of the Trust (on behalf of each Fund), CSIM, AXA Rosenberg and the Distributor (as the Funds' principal underwriter) have adopted codes of ethics (each a "Code") pursuant to Rules 17j-1 and 204A-1 of the 1940 Act and the Investment Advisers Act of 1940. Each permits personnel subject thereto to invest in securities subject to certain conditions or restrictions. CSIM's Code permits personnel to buy or sell, directly or indirectly, securities for their own accounts. This includes securities that may be purchased or held by the funds CSIM manages. Securities transactions by some of these individuals are subject to prior approval of CSIM's Chief Compliance Officer or designee and are subject to certain restrictions. Covered securities transactions are subject to quarterly and annual reporting and review requirements. AXA Rosenberg's Code permits personnel to buy or sell securities for their own accounts and accounts for which they are the beneficial owner so long as the investment does not lead to an actual or potential conflict of interest. This includes securities that may be purchased or held by the funds AXA Rosenberg advises or subadvises. Securities transactions may be subject to prior approval of AXA Rosenberg's Chief Compliance Officer or his or her alternate. Most securities transactions are subject to quarterly reporting and review requirements. The Distributor's Code permits personnel subject thereto to invest in securities, including securities that the Fund may purchase or hold, so long as the individual, in the ordinary course of fulfilling his or her duties, does not have knowledge of a pending buy or sell order by the Funds. In such cases where such knowledge may exist, the individual is prohibited from engaging in such transactions while the buy or sell order is pending.

                             PORTFOLIO TRANSACTIONS

      Investment Decisions. The purchase and sale of portfolio securities for the Funds and for the other investment advisory clients of AXA Rosenberg are made by AXA Rosenberg with a view to achieving each client's investment objective. For example, a particular security may be purchased or sold on behalf of certain clients of AXA Rosenberg even though it could also have been purchased or sold for other clients at the same time.

      Likewise, a particular security may be purchased on behalf of one or more clients when AXA Rosenberg is selling the same security on behalf of one or more other clients. In some instances, therefore, AXA Rosenberg, acting for one client may sell a particular security to another client indirectly. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected pro rata on the basis of cash available or another equitable basis so as to avoid any one account being preferred over any other account.

      Brokerage and Research Services. It is AXA Rosenberg's policy to select brokers for Fund trades on the basis of "best execution." As a fiduciary to its advisory clients, AXA Rosenberg endeavors to seek best execution for client transactions by executing securities transactions for its clients in such a manner that the client's net costs or proceeds in each transaction are the most favorable under the circumstances, i.e., by seeking to obtain not necessarily the lowest commission cost, but the best overall qualitative execution.

      In determining which broker offers best execution for a particular transaction, AXA Rosenberg maintains a list of approved brokers and AXA Rosenberg's traders consider a number of factors, including: (i) the broker's effectiveness in executing trades; (ii) the reliability, integrity, confidentiality, promptness, reputation and financial condition of the broker (including the trader's past execution history with the broker); (iii) the size of the trade, its relative difficulty and the security's trading characteristics and liquidity; (iv) the quality and breadth of products offered by the broker; and (v) the broker's willingness to accept AXA Rosenberg's standardized commission rates.

      AXA Rosenberg may aggregate client orders for the purpose of purchasing or selling particular securities. The aggregation of orders may provide an overall benefit to AXA Rosenberg's clients by achieving, in aggregate, a relatively better purchase or sale price, lower commission expenses, lower market impact, beneficial timing of transactions, or a combination of such factors. Aggregated trades are allocated automatically among various clients by AXA Rosenberg's investment model which includes "fairness rules" designed to allocate the aggregated trades across individual client accounts in a way that is intended to ensure fair and equitable treatment on average over time for all clients.

      AXA Rosenberg has entered into soft dollar arrangements with a number of brokers. Under these individually-negotiated arrangements, selected brokers have agreed to provide AXA Rosenberg with soft dollar credits based upon the value of commissions earned by each broker from AXA Rosenberg trades. Such soft dollar credits are available to defray research and brokerage expenses incurred by AXA Rosenberg. Soft dollar research and brokerage services may be provided either directly by the broker or indirectly through a third party (i.e., billed to the broker, with the financial obligation running only to the broker). By using such soft dollar credits, AXA Rosenberg believes that it can offer and maintain lower management fees than would otherwise be available to its clients. It is AXA Rosenberg's intention to use soft dollar credits in a manner consistent with the "safe harbor" provisions of Section 28(e) of the 1934 Act. Accordingly, it is AXA Rosenberg's policy to permit the use of soft dollar credits for "research" and "brokerage" services and products which provide appropriate assistance in the investment decision-making process.

      For the period indicated, the Funds paid brokerage commissions as follows:


                                            4/1/04 - 3/31/05   4/1/05 - 3/31/06  4/1/06 -- 3/31/07
                                            ----------------   ----------------  -----------------
Laudus Rosenberg U.S. Small Capitalization      $2,667,209.59        $2,566,530         $2,488,557
Fund

Laudus Rosenberg U.S. Discovery Fund              $516,535.34        $1,633,382         $1,686,397


Laudus Rosenberg U.S. Large Capitalization         $98,377.73          $106,027           $198,588
Fund

Laudus Rosenberg U.S. Large Capitalization          $7,099.87           $32,113            $59,151
Growth Fund

Laudus Rosenberg U.S. Large Capitalization                 $0            $8,908             $9,090
Value Fund *

Laudus Rosenberg International Equity Fund         $12,873.66           $17,279            $70,639


Laudus Rosenberg International Small              $341,898.04          $896,640         $1,071,949
Capitalization Fund

Laudus Rosenberg U.S. Large/Mid                   $125,489.75          $117,921           $100,199
Capitalization Long/Short Equity Fund

Laudus Rosenberg Value Long/Short Equity          $534,670.36        $1,016,073         $1,410,994
Fund

Laudus Rosenberg Global Long/Short Equity          $85,908.96          $116,178           $136,835
Fund

Laudus Rosenberg International Discovery               n/a                n/a              $74,767
Fund **

      *Commencement of operations: May 2, 2005.
      **Commencement of operations: May 31, 2006.

                             REGULAR BROKER-DEALERS

A fund's regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the fund's shares. During the fiscal year ended March 31, 2007, certain of the funds purchased securities issued by the following regular broker-dealers:


LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND

                                                                      VALUE OF FUND'S HOLDINGS AS OF
               REGULAR BROKER-DEALER                                          MARCH 31, 2007
         CITIGROUP GLOBAL MARKETS, INC.                                         $729,000
         THE BANK OF NEW YORK, INC.                                           $1,348,000


LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH
FUND
                                                                                VALUE OF FUND'S HOLDINGS AS OF
             REGULAR BROKER-DEALER                                                       MARCH 31, 2007
             STATE STREET BANK & TRUST                                                     $376,000
             THE BANK OF NEW YORK, INC.                                                     $81,000


LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND

                                                                                 VALUE OF FUND'S HOLDINGS AS OF
                REGULAR BROKER-DEALER                                                    MARCH 31, 2007

            DEUTSCHE BANK SECURITIES, INC.                                               $1,683,000
            CREDIT AGRICOLE INDOSUEZ
                SECURITIES, INC.                                                           $969,000
            DAIWA SECURITIES AMERICA, INC.                                                 $457,000
            UBS AG                                                                       $2,022,000
            ABN AMRO, INC.                                                                 $237,000

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
LONG/SHORT FUND

                                                                                 VALUE OF FUND'S HOLDINGS AS OF
                REGULAR BROKER-DEALER                                                    MARCH 31, 2007

            MERRILL LYNCH & CO., INC.                                                      $588,000

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND

                                                                                 VALUE OF FUND'S HOLDINGS AS OF
                REGULAR BROKER-DEALER                                                    MARCH 31, 2007

            MERRILL LYNCH & CO., INC.                                                     $180,000

      Performance Comparisons. Investors may judge the performance of the Funds by comparing them to the performance of other mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's and to data prepared by Lipper, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, Morningstar, Inc., Ibbotson Associates, CDA/Weisenberger, The New York Times, Business Week, U.S.A. Today, Institutional Investor and other periodicals. In addition to performance information, general information about the Funds that appears in publications such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The Funds may also include in advertisements and reports to shareholders information discussing the performance of AXA Rosenberg in comparison to other investment advisers and to other institutions.

      From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the Funds; (5) descriptions of investment strategies for the Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in a Fund. The Trust may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of a Fund.

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

      The Trust is a diversified open-end series investment company organized as a Massachusetts business trust. A copy of the Second Amended and Restated Agreement and Declaration of Trust of the Trust, as amended (the "Declaration of Trust"), is on file with the Secretary of the Commonwealth of Massachusetts. The fiscal year of the Trust ends on March 31. The Trust changed its name to "Barr Rosenberg Series Trust" from "Rosenberg Series Trust" on August 5, 1996. Effective March 30, 2004, the Trust changed its name to the "Laudus Trust."

      Interests in the Trust's portfolios are currently represented by shares of eleven series, the Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg International Discovery Fund, Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Laudus Rosenberg Value Long/Short Equity Fund, and Laudus Rosenberg Global Long/Short Equity Fund issued pursuant to the Declaration of Trust. The rights of shareholders and powers of the Trustees of the Trust with respect to such shares are described in the Prospectus.

      The Laudus Rosenberg U.S. Small Capitalization Fund is divided into three classes of shares: Institutional Shares, Investor Shares and Adviser Shares. Each other series of the Trust is divided into two classes of shares:
Institutional Shares and Investor Shares.

      Each class of shares of each Fund represents interests in the assets of such Fund and has identical dividend, liquidation and other rights and the same terms and conditions, except that expenses, if any, related to the distribution and shareholder servicing of a particular class are borne solely by such class, and each class may, at the discretion of the Trustees of the Trust, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund.

      The Declaration of Trust provides for the perpetual existence of the Trust. The Trust may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the Trust.

VOTING RIGHTS

      Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders will vote by individual series on all matters except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series and
(ii) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. Shareholders of one series shall not be entitled to vote on matters exclusively affecting another series, such matters including, without limitation, the adoption of or change in any fundamental policies or restrictions of the other series and the approval of the investment advisory contracts of the other series.

      Each class of shares of each Fund has identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution and shareholder service plan applicable to that class. All classes of shares of a Fund will vote together, except with respect to any distribution and shareholder service plan applicable to a class or when a class vote is required as specified above or otherwise by the 1940 Act.

      There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Independent Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

      No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series, sub-series or classes of shares of any series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations. Trustees may, without approval of the relevant shareholders, amend the Declaration of Trust to combine one or more series or classes of the Trust into a single series or class on such terms and conditions as the Trustees shall determine.

      Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written submissions to the Trust at P. O. Box 8032, Boston, Massachusetts 02266. Proposals must be received a reasonable time in advance of a proxy solicitation to be included. Submission of a proposal does not guarantee inclusion in a proxy statement because proposals must comply with certain federal securities regulations.

PROXY VOTING

         The Trust's proxy voting policy is attached as Appendix A to this Statement of Additional Information. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on the Funds' website at www.laudusfunds.com. It is also available in the Funds' Form N-PX which can be obtained on the SEC's website at www.sec.gov.

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant series for all loss and expense of any shareholder of that series held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the series of which he is or was a shareholder would be unable to meet its obligations.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also provides for indemnification by the Trust of the Trustees and the officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that such Trustees are liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. In addition, CSIM has agreed to indemnify each Trustee who is not "an interested person" of the Trust to the maximum extent permitted by the 1940 Act against any liabilities arising by reason of such Trustee's status as a Trustee of the Trust.

OWNERS OF 5% OR MORE OF A FUND'S SHARES.

         The following charts set forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of each class of each respective Fund as of July 20, 2007. Those persons who beneficially own more than 25% of a particular class of shares in a particular Fund may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of such Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

                  FUND                           CUSTOMER NAME AND ADDRESS         % OWNED
  LAUDUS ROSENBERG US SMALL CAP FUND -
          INVESTOR SHARE CLASS                   Charles Schwab & Co. Inc.          9.16%
                                                    Attn: Mutual Funds
                                                   101 Montgomery Street
                                                San Francisco, CA 94104-4151

                                             National Financial Services Corp.      6.22%
                                                      200 Liberty St.
                                                One World Financial Center
                                                  New York, NY 10281-1003
                                                       MLPF & Smith                15.95%
                                                   4800 Deer Lake Dr. E
                                                Jacksonville, FL 32246-6484

                                                 As Trustee Custodian for          17.46%
                                                 Various Retirement Plans
                                            C/O Diversified Investment Advisors
                                                4 Manhattanville RD MD 2-41
                                                  Purchase, NY 10577-2139

                                                         MAC & Co.                 34.96%
                                                   FBO DOM Salaried Plan
                                                  Mutual Funds Operations
                                                        PO BOX 3198
                                                 Pittsburgh, PA 15230-3198

  LAUDUS ROSENBERG US SMALL CAP FUND -
       INSTITUTIONAL SHARE CLASS                 Charles Schwab & Co. Inc.         24.00%
                                                    Attn: Mutual Funds
                                                   101 Montgomery Street
                                               San Francisco, CA 94104-4151

                                             National Financial Services Corp.     13.14%
                                                  Attn: Mutual Funds Dept
                                                      200 Liberty St.
                                                One World Financial Center
                                                  New York, NY 10281-1003

                                            Fidelity Investments Institutional      6.94%
                                                     100 Magellan Way
                                                       Covington, KY

                                               State Street Bank & Trust Co.        5.92%
                                                  IKON OFF Solutions Inc.
                                                       RTR & Saving
                                                  105 Rosemont Ave. WES2N
                                                       Westwood, MA

LAUDUS ROSENBERG US SMALL CAP FUND - ADV      Citigroup Global Markets Inc.,       22.31%
                                              333 West 34th Street -3rd Floor
                                                  New York, NY 10001-2402

                                               Vanguard Fiduciary Trust Co.,       13.87%
                                                        PO BOX 2600
                                                Valley Forge, PA 19482-2600

                                                         MAC & Co                  16.76%
                                                        GNCF1018002
                                                  Mutual Fund Operations
                                                        PO BOX 3198
                                                 Pittsburgh, PA 19482-2600

                                                         MAC & Co.                  6.44%
                                                      A/C DTCF6006012
                                                 FBO Giant Eagle EMP Svgs
                                                  Mutual Funds Operations
                                                        PO Box 3198
                                                 Pittsurgh, PA 15230-3198

  LAUDUS ROSENBERG US DISCOVERY FUND -
          INVESTOR SHARE CLASS                   Charles Schwab & Co. Inc.         25.75%
                                                    Attn: Mutual Funds
                                                   101 Montgomery Street
                                               San Francisco, CA 94104-4151

                                             National Financial Services Corp.     35.74%
                                                  Attn: Mutual Funds Dept
                                                      200 Liberty St.
                                                One World Financial Center
                                                  New York, NY 10281-1003

                                                DCGT as Trustee and or Cust        11.63%
                                               FBO Principal Financial Group
                                                     Omnibus Qualified
                                                   ATTN: NPIO Trade Desk
                                                       711 High St.,
                                                 Des Moines, IA 50309-2732

                                                          TRUSTAR                  10.45%
                                                     FBO Church of God
                                                   ATTN: NPIO Trade Desk
                                                        PO BOX 8963
                                                 Wilmington, DE 19899-8963

  LAUDUS ROSENBERG US DISCOVERY FUND -
       INSTITUTIONAL SHARE CLASS                 Charles Schwab & Co. Inc.         21.07%
                                                    Attn: Mutual Funds
                                                   101 Montgomery Street
                                               San Francisco, CA 94104-4151

                                             National Financial Services Corp.     40.20%
                                                  Attn: Mutual Funds Dept
                                                      200 Liberty St.
                                                One World Financial Center
                                                  New York, NY 10281-1003

                                               Mercer Trust Company TTEE FBO        8.57%
                                              IBEW Local #134 Pension Plan #5
                                                Attn: DC Plan Admin MS c4d
                                                      1 Investors Way
                                                  Norwood, MA 02062-1599

  LAUDUS ROSENBERG US LARGE CAP FUND -
          INVESTOR SHARE CLASS                   Charles Schwab & Co. Inc.         88.07%
                                                    Attn: Mutual Funds
                                                   101 Montgomery Street
                                               San Francisco, CA 94104-4151

  LAUDUS ROSENBERG US LARGE CAP FUND -
             INSTITUTIONAL                       Charles Schwab & Co. Inc.         28.95%
                                                    Attn: Mutual Funds
                                                   101 Montgomery Street
                                               San Francisco, CA 94104-4151

                                             National Financial Services Corp.     31.96%
                                                  Attn: Mutual Funds Dept
                                                      200 Liberty St.
                                                One World Financial Center
                                                  New York, NY 10281-1003

                                                        SAXON & CO                 10.75%
                                                   FBO 21-35-001-0674316
                                                     PO BOX 7780-1888
                                                Philadelphia, PA 19182-0001

                                                       Turtle & Co.                 5.20%
                                            C/O State Street Bank & Trust Co.,
                                                        PO BOX 5489
                                                   Boston, MA 02206-5489

  LAUDUS ROSENBERG US LARGE CAP GROWTH
      FUND - INVESTOR SHARE CLASS                Charles Schwab & Co. Inc.         64.04%
                                                    Attn: Mutual Funds
                                                   101 Montgomery Street
                                               San Francisco, CA 94104-4151

                                             National Financial Services Corp.     20.12%
                                                  Attn: Mutual Funds Dept
                                                      200 Liberty St.
                                                One World Financial Center
                                                  New York, NY 10281-1003

  LAUDUS ROSENBERG US LARGE CAP GROWTH
    FUND - INSTITUTIONAL SHARE CLASS             Charles Schwab & Co. Inc.         68.94%

                                                    Attn: Mutual Funds
                                                   101 Montgomery Street
                                               San Francisco, CA 94104-4151

                                                   Commercial Properties           30.86%
                                                        PO BOX 1012
                                                   Salem, OR 97308-1012

 LAUDUS ROSENBERG INTERNATIONAL EQUITY
      FUND - INVESTOR SHARE CLASS                Charles Schwab & Co. Inc.         33.15%
                                                    Attn: Mutual Funds
                                                   101 Montgomery Street
                                               San Francisco, CA 94104-4151

                                                   Fidelity Investments            57.08%
                                            Institutional Operations Co. Inc.,
                                                     100 Magellan Way
                                                 Covingtonm KY 41015-1999

 LAUDUS ROSENBERG INTERNATIONAL EQUITY
    FUND - INSTITUTIONAL SHARE CLASS             Charles Schwab & Co. Inc.         40.63%
                                                    Attn: Mutual Funds
                                                   101 Montgomery Street
                                               San Francisco, CA 94104-4151

                                                   SEI Private Trust Co.           55.03%
                                                  C/O First Hawaiian Bank
                                                   1 Freedom Valley Dr.,
                                                      Oaks, PA 19456

  LAUDUS ROSENBERG INTERNATIONAL SMALL
       CAP - INVESTOR SHARE CLASS                Charles Schwab & Co. Inc.         39.12%
                                                    Attn: Mutual Funds
                                                   101 Montgomery Street
                                               San Francisco, CA 94104-4151

                                             National Financial Services Corp.     24.05%
                                                  Attn: Mutual Funds Dept
                                                      200 Liberty St.
                                                One World Financial Center
                                                  New York, NY 10281-1003

                                                          US Bank                   7.67%
                                                  FBO Private Asset Mgmt
                                                          PO BOX
                                                 Milwaukee, WI 53201-1787

  LAUDUS ROSENBERG INTERNATIONAL SMALL
    CAP - INSTITUTIONAL SHARE CLASS              Charles Schwab & Co. Inc.         53.26%

                                                    Attn: Mutual Funds
                                                   101 Montgomery Street
                                               San Francisco, CA 94104-4151

                                             National Financial Services Corp.     12.43%
                                                  Attn: Mutual Funds Dept
                                                      200 Liberty St.
                                                One World Financial Center
                                                  New York, NY 10281-1003

   LAUDUS ROSENBERG US LARGE MID CAP
 LONG/SHORT FUND - INVESTOR SHARE CLASS          Charles Schwab & Co. Inc.         39.47%
                                                    Attn: Mutual Funds
                                                   101 Montgomery Street
                                               San Francisco, CA 94104-4151

                                             National Financial Services Corp.     26.53%
                                                  Attn: Mutual Funds Dept
                                                      200 Liberty St.
                                                One World Financial Center
                                                  New York, NY 10281-1003

   LAUDUS ROSENBERG US LARGE MID CAP
 LONG/SHORT FUND - INSTITUTIONAL SHARE
                 CLASS                           Charles Schwab & Co. Inc.         70.63%
                                                    Attn: Mutual Funds
                                                   101 Montgomery Street
                                               San Francisco, CA 94104-4151

                                             National Financial Services Corp.     25.14%
                                                  Attn: Mutual Funds Dept
                                                      200 Liberty St.
                                                One World Financial Center
                                                  New York, NY 10281-1003

 LAUDUS ROSENBERG VALUE LONG/SHORT FUND
         - INVESTOR SHARE CLASS                  Charles Schwab & Co. Inc.          8.06%
                                                    Attn: Mutual Funds
                                                   101 Montgomery Street
                                               San Francisco, CA 94104-4151

                                             National Financial Services Corp.     70.38%
                                                  Attn: Mutual Funds Dept
                                                      200 Liberty St.
                                                One World Financial Center
                                                  New York, NY 10281-1003

 LAUDUS ROSENBERG VALUE LONG/SHORT FUND
      - INSTITUTIONAL SHARE CLASS                Charles Schwab & Co. Inc.         23.06%

                                                    Attn: Mutual Funds
                                                   101 Montgomery Street
                                               San Francisco, CA 94104-4151

                                             National Financial Services Corp.     67.04%
                                                  Attn: Mutual Funds Dept
                                                      200 Liberty St.
                                                One World Financial Center
                                                  New York, NY 10281-1003

LAUDUS ROSENBERG GLOBAL LONG/SHORT FUND
         - INVESTOR SHARE CLASS                  Charles Schwab & Co. Inc.         43.20%
                                                    Attn: Mutual Funds
                                                   101 Montgomery Street
                                               San Francisco, CA 94104-4151

                                             National Financial Services Corp.     12.35%
                                                  Attn: Mutual Funds Dept
                                                      200 Liberty St.
                                                One World Financial Center
                                                  New York, NY 10281-1003

                                                 Trust Company of America          28.01%
                                                        PO BOX 6503
                                                 Englewood, CO 80155-6503

LAUDUS ROSENBERG GLOBAL LONG/SHORT FUND
      - INSTITUTIONAL SHARE CLASS                Charles Schwab & Co. Inc.         83.22%
                                                    Attn: Mutual Funds
                                                   101 Montgomery Street
                                               San Francisco, CA 94104-4151
                                                    Attn: Mutual Funds

                                             National Financial Services Corp.     11.63%
                                                  Attn: Mutual Funds Dept
                                                      200 Liberty St.
                                                One World Financial Center
                                                  New York, NY 10281-1003

  LAUDUS ROSENBERG US LARGE CAP VALUE
      FUND - INVESTOR SHARE CLASS                Charles Schwab & Co. Inc.         95.63%
                                                    Attn: Mutual Funds
                                                   101 Montgomery Street
                                               San Francisco, CA 94104-4151

  LAUDUS ROSENBERG US LARGE CAP VALUE
    FUND - INSTITUTIONAL SHARE CLASS             Charles Schwab & Co. Inc.         99.96%

                                                    Attn: Mutual Funds
                                                   101 Montgomery Street
                                               San Francisco, CA 94104-4151

     LAUDUS ROSENBERG INTERNATIONAL
 DISCOVERY FUND - INVESTOR SHARE CLASS           Charles Schwab & Co. Inc.         85.68%
                                                    Attn: Mutual Funds
                                                   101 Montgomery Street
                                               San Francisco, CA 94104-4151

                                             National Financial Services Corp.      6.33%
                                                  Attn: Mutual Funds Dept
                                                      200 Liberty St.
                                                One World Financial Center
                                                  New York, NY 10281-1003

     LAUDUS ROSENBERG INTERNATIONAL
  DISCOVERY FUND - INSTITUTIONAL SHARE
                 CLASS                           Charles Schwab & Co. Inc.         85.40%
                                                    Attn: Mutual Funds
                                                   101 Montgomery Street
                                               San Francisco, CA 94104-4151

  LAUDUS ROSENBERG US SMALL CAP FUND -
       INSTITUTIONAL SHARE CLASS

                                                 Charles Schwab Trust DCC&S         5.24%
                                                        Omnibus Acct
                                                 215 Fremont St. 6th Floor
                                                  San Francisco, CA 94105

 LAUDUS ROSENBERG US LARGE CAP FUND --
          INVESTOR SHARE CLASS               FBO Bear Stearns Omnibus Account      19.19%
                                                    101 Montgomery St.
                                                  San Francisco, CA 94104

 LAUDUS ROSENBERG US LARGE CAP FUND --
          INSTITUTIONAL SHARES                  Charles Schwab Trust DCC&S         12.13%
                                                      Omnibus Account
                                                 215 Fremont St. 6th Floor
                                                  San Francisco, CA 94105

  LAUDUS ROSENBERG US LARGE CAP GROWTH
      FUND -- INSTITUTIONAL SHARES                  Schwab Target 2010              8.25%
                                                   101 Montgomery Street
                                                  San Francisco, CA 94104

                                                    Schwab Target 2010              8.25%
                                                    101 Montgomery St.
                                                  San Francisco, CA 94104

                                                    Schwab Target 2020              14.46%
                                                    101 Montgomery St.
                                                  San Francisco, CA 94104

                                                    Schwab Target 2030              10.19%
                                                    101 Montgomery St.
                                                  San Francisco, CA 94104

                                                    Schwab Target 2040              7.36%
                                                    101 Montgomery St.
                                                  San Francisco, CA 94104

 LAUDUS ROSENBERG INTERNATIONAL EQUITY
   FUND -- INSTITUTIONAL SHARE CLASS                    Fred Kavli                  6.24%
                                                  1801 Solar Dr. Ste 250
                                                     Oxnard, CA 93030

                                                Charles Schwab Trust DCC&S          13.54%
                                                       Omnibus Acct
                                                 215 Fremont St. 6th Floor
                                                  San Francisco, CA 94105

   LAUDUS ROSENBERG US LARGE MID CAP
LONG/SHORT FUND -- INVESTOR SHARE CLASS     Ameriprise Financial Services #216      21.42%
                                                    101 Montgomery St.
                                                  San Francisco, CA 94104

   LAUDUS ROSENBERG US LARGE MID CAP
 LONG/SHORT FUND -- INSTITUTIONAL SHARE
                 CLASS                       Barr & June Rosenberg Foundation       18.41%
                                                  Attn: Annette Anderson
                                                  21-c Orinda Way PMB 302
                                                     Orinda, CA 94563

LAUDUS ROSENBERG GLOBAL LONG/SHORT FUND
      -- INSTITUTIONAL SHARE CLASS           Barr & June Rosenberg Foundation       37.96%
                                                  Attn: Annette Anderson
                                                  21-c Orinda Way PMB 302
                                                     Orinda, CA 94563

                                                    Rosenberg Alpha LP
                                                       A Partnership                6.78%
                                                  Attn: Annette Anderson
                                                  21-c Orinda Way PMB 302
                                                     Orinda, CA 94563

                                                Charles Schwab Trust DCC&S          17.41%
                                                       Omnibus Acct

                                                   215 Fremont St. Fl 6
                                                 San Francisco, CA 94105

LAUDUS ROSENBERG US LARGE VALUE FUND --
          INVESTOR SHARE CLASS                         Douglas Risen                5.34%
                                                     2024 Delancey St.
                                                     Philadelphia, PA

                                                     Diane Strickland               8.83%
                                                    5090 Wild Ginger CV
                                                       Norcross, GA

         The officers and Trustees of the Trust, as a group, owned less than 1% of any class of outstanding shares of the Trust as of July 24, 2007.

                 DISCLOSURE OF PORTFOLIO SECURITIES INFORMATION

         Information regarding the availability of the Funds' portfolio securities can be obtained by calling 1.800.447.3332.

         The disclosure of portfolio securities information to shareholders and other parties, prior to regular public filings, may be authorized only by the Trust's President upon prior consultation with the Funds' subadviser and the Funds' Chief Legal Officer. Prior to authorizing the disclosure of portfolio securities, the Trust's President must determine that: (i) such disclosure is in the best interests of the Funds' shareholders; and (ii) that no conflict exists between the interests of the Funds' shareholders and those of the Funds' Adviser, subadviser or principal underwriter.

         Portfolio securities information also may be made available on a selective basis to service providers, ratings agencies, consultants and other qualified financial professionals when the President upon prior consultation with the Funds' subadviser and the Funds' Chief Legal Officer, determines such disclosure meets the requirements for non-selective disclosure and serves a legitimate business purpose. Agreements entered into with a service provider to whom the Funds selectively disclose portfolio securities information will generally include the confidentiality provisions customary in such agreements. Although certain of the service providers are not under formal confidentiality obligations in connection with disclosure of portfolio securities information, a Fund would not continue to conduct business with a person who the Fund believes was misusing the disclosed information. Any third-party who is not a service provider to the Funds to whom the Funds selectively disclose portfolio securities information will, prior to that disclosure, be required to sign an agreement describing the permitted use of portfolio securities information and providing that: (i) the portfolio securities information will be kept confidential; (ii) the person will not trade on the basis of any material non-public information; and (iii) the information will be used only for the purpose described in the agreement. As part of its ongoing review of Fund operations, the Board of Trustees will periodically review any agreements that the Trust has entered into to selectively disclose portfolio securities information.

A complete list of each Fund's portfolio holdings is published on the Laudus website at www.luadus.com, under "Prospectuses and Reports", typically 60-80 days after the end of each Fund's fiscal quarter. The portfolio holdings information available on the Funds' website is the same that is filed with the Securities and Exchange Commission on Form N-Q or Form N-CSR. The Funds provide on the website quarterly information regarding certain attributes of a Fund's portfolio, such as a Fund's sector weightings, composition, credit quality and duration and maturity, as applicable. The information on the website is publicly available to all categories of persons.

Each Fund may disclose portfolio holdings information to certain persons and entities prior to and more frequently than the public disclosure of such information ("early disclosure"). The president may authorize early disclosure of portfolio holdings information to such parties at differing times and/or with different lag times provided that (a) the president of the Funds determines that the disclosure is in the best interests of the Funds and that there are no conflicts of interest between the Fund's shareholders and Fund's adviser and distributor; and (b) the recipient is, either by contractual agreement or otherwise by law, required to maintain the confidentiality of the information.

The Funds' service providers, including, without limitation, the Adviser, subadviser, distributor, transfer agent, auditor, proxy voting service provider, pricing information vendors, publisher, printer and mailing agent may receive early disclosure of portfolio securities information as frequently as daily in connection with the services they perform for the Funds. The names of those persons to whom the Funds selectively disclose portfolio securities information will be disclosed in this Statement of Additional Information. CTC, Bear Stearns, Institutional Shareholder Services and State Street Bank and Trust Company, as service providers to the Funds, are currently receiving this information on a daily basis. RR Donnelley, as a service provider to the Funds, is currently receiving this information on a quarterly basis. Service providers will be subject to a duty of confidentiality with respect to any portfolio securities information whether imposed by the provisions of the service provider's contract with the Trust or by the nature of the service provider's relationship with the Trust. In accordance with the exemptive order issued by the SEC to iShares and procedures approved by the Trust's Board of Trustees, the Trust will promptly notify iShares Funds in writing of any purchase or acquisition of shares of an iShares Fund that causes a Fund to hold (i) 5% or more of such iShares Fund's total outstanding voting securities, and (ii) 10% or more of such iShares Fund's total outstanding voting securities. In addition, the adviser or sub-adviser will, upon causing a Fund to acquire more than 3% of an open-end iShares Fund's outstanding shares, notify the open-end iShares Fund of the investment.

         The Funds may disclose non-material information including commentary and aggregate information about the characteristics of a Fund in connection with or relating to a Fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of any Fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.

         Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning a Fund. Commentary and analysis includes, but is not limited to, the allocation of a Fund's portfolio securities and other investments among various asset classes, sectors, industries, and countries, the characteristics of the stock components and other investments of a Fund, the attribution of Fund returns by asset class, sector, industry and country, and the volatility characteristics of a Fund.

         Neither the Funds nor the Funds' Adviser or subadviser may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

                        DETERMINATION OF NET ASSET VALUE

         Each business day, each Fund calculates its share price, or NAV, as of the close of the New York Stock Exchange ("NYSE"). This means that NAVs are calculated using the values of each Fund's portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value;

and securities for which market quotations are not readily available or the adviser deems them to be unreliable are required to be valued at fair value using procedures approved by the Board of Trustees. Each Fund uses approved pricing services to provide values for its portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if there are no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Securities may be fair valued pursuant to procedures approved by the Funds' Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the Funds pursuant to the procedures.

                        PURCHASE AND REDEMPTION OF SHARES

         The procedures for purchasing shares of each of the Funds and for determining the offering price of such shares are described in the Prospectus. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of (i) $250,000 or (ii) 1% of the total net asset value of the Trust at the beginning of such period. The procedures for redeeming shares of each of the Funds are described in the Prospectus.

         The Laudus Rosenberg U.S. Small Capitalization Fund closed to new investors on October 15, 2003. The Laudus Rosenberg U.S. Discovery Fund closed to new investors on April 30, 2006. As described in more detail in the Prospectus, existing shareholders may continue to purchase additional shares and receive dividends and/or distributions in the form of additional shares of these Funds. The Laudus Rosenberg International Small Capitalization Fund closed to all investors, effective May 31, 2007, except the Fund will continue to offer shares for purchase to certain qualified retirement plans that included (or offered) the Fund as an investment option prior to May 31, 2007.

         As described in the Prospectus, the Trust reserves the right, in its sole discretion, to reject purchase orders for shares of a Fund. As a general matter, the Trust expects that it will not accept purchase orders when the purchase price is to be paid by cash (in the form of actual currency), third party checks, checks payable in foreign currency, credit card convenience checks or traveler's checks.

         The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers have also been authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives such order. Such orders will be priced at the respective Fund's net asset value per share next determined after such orders are received by an authorized broker or the broker's authorized designee.

                              FINANCIAL STATEMENTS

         The Report of the Independent Registered Public Accounting Firm and financial statements of the Funds in the Trust's Annual Report for the period ended March 31, 2007 (the "Annual Report") are incorporated herein by reference to such Annual Report. Copies of such Annual Report are available without charge upon request by writing to Laudus Trust, P. O. Box 8032, Boston, Massachusetts 02266 or telephoning 1.800.447.3332.

         The financial statements incorporated by reference into this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

APPENDIX A - DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES

Charles Schwab Investment Management ("CSIM"), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients for which it provides discretionary investment management services. CSIM's Proxy Committee exercises and documents CSIM's responsibility with regard to voting of client proxies (the "Proxy Committee"). The Proxy Committee is composed of representatives of CSIM's Fund Administration, Legal, and Portfolio Management Departments, and chaired by CSIM's Vice President-Portfolio Operations & Analytics. The Chairman of the Committee may appoint the remaining members of the Committee. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The policies stated in these Proxy Voting Policy and Procedures (the "CSIM Proxy Procedures") pertain to all of CSIM's clients.

The Boards of Trustees (the "Trustees") of The Laudus Trust, and Laudus Institutional Trust (collectively, the "Funds" or "Laudus Funds") has delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. The Trustees have adopted these Proxy Procedures with respect to proxies voted on behalf of the various Laudus Funds portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Procedures between regular Laudus Funds Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.

To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. CSIM has also retained Glass Lewis & Co. ("Glass Lewis"), as an additional expert in proxy voting, to assist CSIM in voting proxies of limited partnerships. Glass Lewis is an independent provider of global proxy research and voting recommendations.

PROXY VOTING POLICY

For investment companies and other clients for which CSIM exercises its responsibility for voting proxies, it is CSIM's policy to vote proxies in the manner that CSIM and the Proxy Committee determine will maximize the economic benefit to CSIM's clients. In furtherance of this policy, the Proxy Committee has received and reviewed ISS's written proxy voting policies and procedures ("ISS's Proxy Procedures") and has determined that ISS's Proxy Procedures are consistent with the CSIM Proxy Procedures and CSIM's fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to ISS's Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM's fiduciary duty with respect to its clients.

         Except under each of the circumstances described below, the Proxy Committee will delegate to ISS responsibility for voting proxies, including timely submission of votes, on behalf of CSIM's clients in accordance with ISS's Proxy Procedures.

         ISS's Proxy Procedures are not intended to cover proxies of limited partnerships ("LP Proxies"), and accordingly ISS does not provide analysis or voting recommendations for LP Proxies. To assist in its responsibility for voting LP Proxies, the Proxy Committee has received and reviewed Glass Lewis's written proxy policy guidelines ("Glass Lewis's Proxy Procedures") and has determined that Glass

Lewis's Proxy Procedures are consistent with CSIM Proxy Procedures and CSIM's fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to Glass Lewis's Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM's fiduciary duty with respect to its clients. In general, the Proxy Committee or its designee will instruct ISS to vote an LP Proxy consistent with the recommendation provided by Glass Lewis in accordance with Glass Lewis's Proxy Procedures.

         For proxy issues, including LP Proxy issues, that are determined by the Proxy Committee or the applicable portfolio manager or other relevant portfolio management staff to raise significant concerns with respect to the accounts of CSIM clients, the Proxy Committee will review the analysis and recommendation of ISS or Glass Lewis, as applicable. Examples of factors that could cause a matter to raise significant concerns include, but are not limited to: issues whose outcome has the potential to materially affect the company's industry, or regional or national economy, and matters which involve broad public policy developments which may similarly materially affect the environment in which the company operates. The Proxy Committee also will solicit input from the assigned portfolio manager and other relevant portfolio management staff for the particular portfolio security. After evaluating all such recommendations, the Proxy Committee will decide how to vote the shares and will instruct ISS to vote consistent with its decision. The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares in order to maximize the value of that particular holding.

         With respect to proxies of an affiliated mutual fund, the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e., "echo vote"), unless otherwise required by law. When required by law, the Proxy Committee will also "echo vote" proxies of an unaffiliated mutual fund. For example, certain exemptive orders issued to the Laudus Funds by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the Laudus Funds, under certain circumstances, to "echo vote" proxies of registered investment companies that serve as underlying investments of the Laudus Funds. When not required to "echo vote," the Proxy Committee will delegate to ISS responsibility for voting proxies of an unaffiliated mutual fund in accordance with ISS's Proxy Procedures.

         In addition to ISS not providing analyses or recommendations for LP Proxies, there may be other circumstances in which ISS does not provide an analysis or recommendation for voting a security's proxy. In that event, and when the following criteria are met, two members of the Proxy Committee, including at least one representative from equity Portfolio Management, may decide how to vote such proxy in order to maximize the value of that particular holding. The following criteria must be met: (1) For each Fund that holds the security in its portfolio, the value of the security must represent less than one tenth of one cent in the Fund's NAV, and (2) the security's value must equal less than $50,000 in the aggregate across all of the Funds and separate accounts that hold this security. Any voting decision made under these circumstances will be reported to the Proxy Committee at its next scheduled meeting.

         Conflicts of Interest. Except as described above for proxies of mutual funds, where proxy issues present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM's clients, CSIM will delegate to ISS responsibility for voting such proxies in accordance with ISS's Proxy Procedures, or, in the case of LP Proxies, in accordance with Glass Lewis's recommendations as provided to ISS. The CSIM Legal Department is responsible for developing procedures to identify material conflicts of interest.

         Voting Foreign Proxies. CSIM has arrangements with ISS for voting proxies. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:

      - proxy statements and ballots written in a foreign language;

      - untimely and/or inadequate notice of shareholder meetings;

      - restrictions of foreigner's ability to exercise votes; o requirements to vote proxies in person
;
      - requirements to provide local agents with power of attorney to facilitate CSIM's voting instructions.

In consideration of the foregoing issues, ISS uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote. In addition, certain foreign countries impose restrictions on the sale of securities for a period of time in proximity to the shareholder meeting. To avoid these trading restrictions, the Proxy Committee instructs ISS not to vote such foreign proxies.


         Securities Lending Programs. Certain of the Funds enter into securities lending arrangements with lending agents to generate additional revenue for their portfolios. In securities lending arrangements, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the lender retains the right to recall a security and may then exercise the security's voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. CSIM will use its best efforts to recall a Fund's securities on loan and vote such securities' proxies if (a) the proxy relates to a special meeting of shareholders of the issuer (as opposed to the issuer's annual meeting of shareholders), or (b) the Fund owns more than 5% of the outstanding shares of the issuer. Further, it is CSIM's policy to use its best efforts to recall securities on loan and vote such securities' proxies if CSIM determines that the proxies involve a material event affecting the loaned securities. CSIM may utilize third-party service providers to assist it in identifying and evaluating whether an event is material.

         Sub-Advisory Relationships. For investment companies or other clients that CSIM has delegated day-to-day investment management responsibilities to an investment adviser, CSIM may delegate its responsibility to vote proxies with respect to such investment companies' or other clients' securities. Each Sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities as it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser's proxy voting policy to ensure that each Sub-adviser's proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.

REPORTING AND RECORD RETENTION

CSIM will maintain, or cause ISS to maintain, records which identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients proxy voting records and procedures.

CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.

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PROXY COMMITTEE QUORUM

At scheduled meetings of the Proxy Committee, attendance by four members (or their respective designates) constitutes a quorum. Two members of the Committee may make voting decisions under the limited circumstances described above.

CONCISE SUMMARY OF ISS 2008 PROXY VOTING GUIDELINES:
Effective for Meetings on or after Feb. 1, 2008
Updated Dec. 21, 2007

1. AUDITORS

AUDITOR RATIFICATION

Vote FOR proposals to ratify auditors, unless any of the following apply:

      - An auditor has a financial interest in or association with the company, and is therefore not independent;

      - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

      - Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

      -     Fees for non-audit services ("other" fees) are excessive.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

      -     The tenure of the audit firm;

      -     The length of rotation specified in the proposal;

      -     Any significant audit-related issues at the company;

      -     The number of audit committee meetings held each year;

      -     The number of financial experts serving on the committee; and

      - Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. BOARD OF DIRECTORS

Voting on Director Nominees in Uncontested Elections Vote AGAINST or WITHHOLD from individual directors who:

      - Attend less than 75 percent of the board and committee meetings without a valid excuse;

      -     Sit on more than six public company boards;

      - Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

      - The company's proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

      - The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

      - The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

      - The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

      - The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

      - The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

      - At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

      - The company is a Russell 3000 company that underperformed its industry group (GICS group) under ISS' "Performance Test for Directors" policy;

      - The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election--any or all appropriate nominees (except new) may be held accountable.

Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:

      - The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

      - The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

      - The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

      -     The full board is less than majority independent. Vote AGAINST or

WITHHOLD from the members of the audit committee if:

      - The non-audit fees paid to the auditor are excessive (see discussion under "Auditor Ratification");

      - Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

      - There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST or WITHHOLD from the members of the compensation committee if:

      - There is a negative correlation between the chief executive's pay and company performance;

      - The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

      - The company fails to submit one-time transfers of stock options to a shareholder vote;

      - The company fails to fulfill the terms of a burn-rate commitment made to shareholders;

      -     The company has backdated options (see "Options Backdating" policy);

      - The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting. Generally vote FOR proposals to restore or provide for cumulative voting unless:

      - The company has proxy access or a similar structure to allow shareholders to nominate directors to the company's ballot; and

      - The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50 percent).

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:

      - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

                        - presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

                        - serves as liaison between the chairman and the independent directors;

                        -     approves information sent to the board;

                        -     approves meeting agendas for the board
;
                        - approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

                        - has the authority to call meetings of the independent directors;

                        - if requested by major shareholders, ensures that he is available for consultation and direct communication;

      - The company publicly discloses a comparison of the duties of its independent lead director and its chairman;

      - The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;

      -     Two-thirds independent board;

      -     All independent key committees;

      -     Established governance guidelines;

      - The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and

      -     The company does not have any problematic governance issues.

Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

* The industry peer group used for this evaluation is the average of the 12 companies in the same six-digit GICS group that are closest in revenue to the company. To fail, the company must underperform its index and industry group on all four measures (one- and three-year on industry peers and index).

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Open Access

Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

      -     The ownership threshold proposed in the resolution;

      - The proponent's rationale for the proposal at the targeted company in terms of board and director conduct.

3. PROXY CONTESTS

Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

      - Long-term financial performance of the target company relative to its industry;

      -     Management's track record;

      -     Background to the proxy contest;

      -     Qualifications of director nominees (both slates);

      - Strategic plan of dissident slate and quality of critique against management;

      - Likelihood that the proposed goals and objectives can be achieved (both slates);

      -     Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

      - The election of fewer than 50 percent of the directors to be elected is contested in the election;

      -     One or more of the dissident's candidates is elected;

      - Shareholders are not permitted to cumulate their votes for directors; and

      - The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. TAKEOVER DEFENSES

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

      -     Shareholders have approved the adoption of the plan; or

      - The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

      -     No lower than a 20 percent trigger, flip-in or flip-over;

      -     A term of no more than three years;

      - No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;

      - Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting, or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

      - Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

      - Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal
..
      - Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

      - Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

            - Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The aggregate CIC figure may be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

            - Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. STATE OF INCORPORATION

REINCORPORATION PROPOSALS

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:

            -     The reasons for reincorporating;

            -     A comparison of the governance provisions;

            -     Comparative economic benefits; and

            -     A comparison of the jurisdictional laws.

7. CAPITAL STRUCTURE

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

            -     Rationale;

            - Good performance with respect to peers and index on a five-year total shareholder return basis;

            -     Absence of non-shareholder approved poison pill;

            -     Reasonable equity compensation burn rate;

            -     No non-shareholder approved pay plans; and

            -     Absence of egregious equity compensation practices.

Dual-Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

            - It is intended for financing purposes with minimal or no dilution to current shareholders;

            - It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock), and AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense), and FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

     -    The total cost of the company's equity plans is unreasonable;

     - The plan expressly permits the repricing of stock options without prior shareholder approval;

     -    There is a disconnect between CEO pay and the company's performance;

     - The company's three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or

     -    The plan is a vehicle for poor pay practices.

Poor Pay Practices

Vote AGAINST or WITHHOLD from compensation committee members, the CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices. The following practices, while not exhaustive, are examples of poor compensation practices:

     - Egregious employment contracts (e.g., multi-year guarantees for salary increases, bonuses, and equity compensation);

     - Excessive perks (overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary);

     - Abnormally large bonus payouts without justifiable performance linkage or proper disclosure (e.g., performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance);

     - Egregious pension/SERP (supplemental executive retirement plan) payouts (inclusion of additional years of service not worked that result in significant payouts, or inclusion of performance-based equity awards in the pension calculation;

     - New CEO with overly generous new hire package (e.g., excessive "make whole" provisions);

     - Excessive severance and/or change-in-control provisions: Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;

               - Severance paid for a "performance termination," (i.e., due to the executive's failure to perform job functions at the appropriate level); -

               - Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

               - Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;

     - Poor disclosure practices, (unclear explanation of how the CEO is involved in the pay setting process, retrospective performance targets and methodology not discussed, or methodology for benchmarking practices and/or peer group not disclosed and explained);

     - Internal pay disparity (e.g., excessive differential between CEO total pay and that of next highest-paid named executive officer);

     - Other excessive compensation payouts or poor pay practices at the company.

DIRECTOR COMPENSATION

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

     - Director stock ownership guidelines with a minimum of three times the annual cash retainer.

     -    Vesting schedule or mandatory holding/deferral period: --

               - A minimum vesting of three years for stock options or restricted stock; or --

               - Deferred stock payable at the end of a three-year deferral period.

     -    Mix between cash and equity:

               - A balanced mix of cash and equity, for example 40 percent cash/60 percent equity or 50 percent cash/50 percent equity; or

               - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

     - No retirement/benefits and perquisites provided to non-employee directors; and

     - Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Employee Stock Purchase Plans--Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value;

     -    Offering period is 27 months or less; and

     - The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

     -    Purchase price is less than 85 percent of fair market value; or

     -    Offering period is greater than 27 months; or

     - The number of shares allocated to the plan is more than 10 percent of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

     - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

     - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

     - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

     - No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

Options Backdating

In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

     - Reason and motive for the options backdating issue (inadvertent vs. deliberate grant date changes);

     -    Length of time of options backdating;

     -    Size of restatement due to options backdating;

     - Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

     - Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, considering:

     - Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

     - Rationale for the re-pricing--was the stock price decline beyond management's control?

     -    Is this a value-for-value exchange?

     -    Are surrendered stock options added back to the plan reserve?

     - Option vesting--does the new option vest immediately or is there a black-out period?

     - Term of the option--the term should remain the same as that of the replaced option;

     -    Exercise price--should be set at fair market or a premium to market;

     -    Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock, and on plans that do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation. Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Transfer Programs of Stock Options

Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

     - Executive officers and non-employee directors are excluded from participating;

     - Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

     - There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

Vote AGAINST equity plan proposals if the details of ongoing Transfer of Stock Options programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

     -    Eligibility;

     -    Vesting;

     -    Bid-price;

     -    Term of options;

     - Transfer value to third-party financial institution, employees and the company.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.


SHAREHOLDER PROPOSALS ON COMPENSATION

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Compensation Consultants--Disclosure of Board or Company's Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the company, board, or compensation committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.


Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring


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director fees be paid in stock only. Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Pay for Superior Performance

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's compensation plan for senior executives. The proposal should have the following principles:

     - Sets compensation targets for the plan's annual and long-term incentive pay components at or below the peer group median;

     - Delivers a majority of the plan's target long-term compensation through performance-vested, not simply time-vested, equity awards;

     - Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

     - Establishes performance targets for each plan financial metric relative to the performance of the company's peer companies;

     - Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.

     -    Consider the following factors in evaluating this proposal:

     - What aspects of the company's annual and long-term equity incentive programs are performance-driven?

     - If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

     - Can shareholders assess the correlation between pay and performance based on the current disclosure?

     - What type of industry and stage of business cycle does the company belong to?

PERFORMANCE-BASED AWARDS

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

     - First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

     - Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.


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In general, vote FOR the shareholder proposal if the company does not meet both of these two requirements.

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

     - Adoption, amendment, or termination of a 10b5-1 plan must be disclosed within two business days in a Form 8-K;

     - Amendment or early termination of a 10b5-1 plan is allowed only under extraordinary circumstances, as determined by the board;

     - Ninety days must elapse between adoption or amendment of a 10b5-1 plan and initial trading under the plan;

     - Reports on Form 4 must identify transactions made pursuant to a 10b5-1 plan;

     -    An executive may not trade in company stock outside the 10b5-1 Plan.

     - Trades under a 10b5-1 plan must be handled by a broker who does not handle other securities transactions for the executive.

Recoup Bonuses

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:

     -    If the company has adopted a formal recoupment bonus policy; or

     - If the company has chronic restatement history or material financial problems.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

     -    The triggering mechanism should be beyond the control of management;

     - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the change of control);

     - Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.


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9. CORPORATE SOCIAL RESPONSIBILITY (CSR) ISSUES

Consumer Lending

Vote CASE-BY CASE on requests for reports on the company's lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

     - Whether the company has adequately disclosed mechanisms to prevent abusive lending practices;

     - Whether the company has adequately disclosed the financial risks of the lending products in question;

     - Whether the company has been subject to violations of lending laws or serious lending controversies;

     -    Peer companies' policies to prevent abusive lending practices.

Pharmaceutical Pricing

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

     -    The existing level of disclosure on pricing policies;

     -    Deviation from established industry pricing norms;

     - The company's existing initiatives to provide its products to needy consumers;

     - Whether the proposal focuses on specific products or geographic regions.

Product Safety and Toxic Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

     - The company already discloses similar information through existing reports or policies such as a supplier code of conduct and/or a sustainability report;

     - The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

     - The company has not been recently involved in relevant significant controversies or violations.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phaseout of certain toxic chemicals and/or evaluate and disclose the financial and legal risks associated with utilizing certain chemicals, considering:

     -    Current regulations in the markets in which the company operates;

     - Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

     -    The current level of disclosure on this topic.

Climate Change

In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations unless:

     - The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;


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     -    The company's level of disclosure is comparable to or better than information provided by industry peers; and

     - There are no significant fines, penalties, or litigation associated with the company's environmental performance.

Greenhouse Gas Emissions

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines, or litigation resulting from greenhouse gas emissions.

Political Contributions and Trade Associations Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     - The company is in compliance with laws governing corporate political activities; and

     - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders. Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:

     - Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

     - The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

     - The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

     - The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.


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GLASS LEWIS SUMMARY DOMESTIC PROXY PAPER POLICY GUIDELINES:

I.  ELECTION OF DIRECTORS

Board of Directors

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically consist of at least two-thirds independent directors, have a record of positive performance and include directors with a breadth and depth of experience.

Board Composition

We look at each individual on the board and examine his or her relationships with the company, the company's executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.

We vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board's commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the five years prior to the inquiry are usually considered to be "current" for purposes of this test.

In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 25% or more of the company's voting stock.

We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

Although we typically vote for the election of directors, we will withhold from directors for the following reasons:

     - A director who attends less than 75% of the board and applicable committee meetings.

     - A director who fails to file timely form(s) 4 or 5 (assessed on a case-by-case basis).

     - A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

     - All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.


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We also feel that the following conflicts of interest may hinder a director's performance and will therefore withhold from a:

     -    CFO who presently sits on the board.

     -    Director who presently sits on an excessive number of boards

     - Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.

     - Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

     -    Director with an interlocking directorship.

Board Committee Composition

All key committees including audit, compensation, governance, and nominating committees should be composed solely of independent directors and each committee should be focused on fulfilling its specific duty to shareholders. We typically recommend that shareholders withhold their votes for any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee or who has served in that capacity in the past year.

Review of the Compensation Discussion and Analysis Report

We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. In our evaluation of the CD&A, we examine, among other factors, the extent to which the company has used performance goals in determining overall compensation, how well the company has disclosed performance metrics and goals and the extent to which the performance metrics, targets and goals are implemented to enhance company performance. We would recommend voting against the chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

Separation of the roles of Chairman and CEO

Glass Lewis believes that separating the roles of corporate officers and the chairman of the board is a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.

We view an independent chairman as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.

We do not withhold votes from CEOs who serve on or chair the board. However, we do support a separation between the roles of chairman of the board and CEO, whenever that question is posed in a proxy.


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In the absence of an independent chairman, we support the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chairman.

Majority Voting for the Election of Directors

Glass Lewis will generally support proposals calling for the election of directors by a majority vote in place of plurality voting. If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to assume the role of a director. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

Classified Boards

Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.


Mutual Fund Boards

Mutual funds, or investment companies, are structured differently than regular public companies (i.e., operating companies). Members of the fund's adviser are typically on the board and management takes on a different role than that of other public companies. As such, although many of our guidelines remain the same, the following differences from the guidelines at operating companies apply at mutual funds:

     1. We believe three-fourths of the boards of investment companies should be made up of independent directors, a stricter standard than the two-thirds independence standard we employ at operating companies.

     2. We recommend withholding votes from the chairman of the nominating committee at an investment company if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director.

II.  FINANCIAL REPORTING

Auditor Ratification

We believe that role of the auditor is crucial in protecting shareholder value. In our view, shareholders should demand the services of objective and well-qualified auditors at every company in which they hold an interest. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.

Glass Lewis generally supports management's recommendation regarding the selection of an auditor. However, we recommend voting against the ratification of auditors for the following reasons:

     - When audit fees added to audit-related fees total less than one-third of total fees.


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     -    When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).

     -    When the company has aggressive accounting policies.

     - When the company has poor disclosure or lack of transparency in financial statements.

     - When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.

     - When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

Auditor Rotation

We typically support audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

Pension Accounting Issues

Proxy proposals sometimes raise the question as to whether pension accounting should have an effect on the company's net income and therefore be reflected in the performance of the business for purposes of calculating payments to executives. It is our view that pension credits should not be included in measuring income used to award performance-based compensation. Many of the assumptions used in accounting for retirement plans are subject to the discretion of a company, and management would have an obvious conflict of interest if pay were tied to pension income.

III.  COMPENSATION

Equity Based Compensation Plans

Glass Lewis evaluates option and other equity-based compensation on a case-by-case basis. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the company.

We evaluate option plans based on ten overarching principles:

     -    Companies should seek additional shares only when needed.

     - The number of shares requested should be small enough that companies need shareholder approval every three to four years (or more frequently).

     - If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.

     -    Annual net share count and voting power dilution should be limited.

     - Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.

     - The expected annual cost of the plan should be proportional to the value of the business.

     - The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.

     - Plans should deliver value on a per-employee basis when compared with programs at peer companies.

     -    Plans should not permit re-pricing of stock options.


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Option Exchanges

Option exchanges are reviewed on a case-by-case basis, although they are approached with great skepticism. Repricing is tantamount to a re-trade. We will support a repricing only if the following conditions are true:

     -    Officers and board members do not participate in the program.

     - The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude.

     - The exchange is value neutral or value creative to shareholders with very conservative assumptions and a recognition of the adverse selection problems inherent in voluntary programs.

     - Management and the board make a cogent case for needing to incentivize and retain existing employees, such as being in a competitive employment market.

Performance Based Options

We generally recommend that shareholders vote in favor of performance-based option requirements. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would attract executives who believe in their ability to guide the company to achieve its targets.

Linking Pay with Performance

Executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis grades companies on an A to F scale based on our analysis of executive compensation relative to performance and that of the company's peers and will recommend withholding votes for the election of compensation committee members at companies that receive a grade of F.

Director Compensation Plans

Non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals.

Options Expensing

We will always recommend a vote in favor of a proposal to expense stock options. We believe that stock options are an important component of executive compensation and that the expense of that compensation should be reflected in a company's operational earnings. When companies do not to expense options, the effect of options on the company's finances is obscured and accountability for their use as a means of compensation is greatly diminished.

Limits on Executive Compensation


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Proposals to limit executive compensation will be evaluated on a case-by-case basis. As a general rule, we believe that executive compensation should be left to the board's compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue.

Limits on Executive Stock Options

We favor the grant of options to executives. Options are a very important component of compensation packages designed to attract and retain experienced executives and other key employees. Tying a portion of an executive's compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically vote against caps on executive stock options.


IV.  GOVERNANCE STRUCTURE

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans)

Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.

We believe that boards should be given wide latitude in directing the activities of the company and charting the company's course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan's implementation.

In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable 'qualifying offer' clause.

Right of Shareholders to Call a Special Meeting

We will vote in favor of proposals that allow shareholders to call special meetings. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting such a meeting.

Shareholder Action by Written Consent

We will vote in favor of proposals that allow shareholders to act by written consent. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting action by written consent.

Authorized Shares


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Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:

     1.   Stock split

     2.   Shareholder defenses

     3.   Financing for acquisitions

     4.   Financing for operations

Unless we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend in favor of the authorization of additional shares.

Voting Structure

Cumulative Voting

Glass Lewis will vote for proposals seeking to allow cumulative voting. Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting generally operates as a safeguard for by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board.

Supermajority Vote Requirements

Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders' input in making decisions on such crucial matters as selling the business.

Shareholder Proposals

Shareholder proposals are evaluated on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company.


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